EXHIBIT 99.1
                                                                    ------------



                                                                  EXECUTION COPY






                THIRD AMENDED AND RESTATED PARTNERSHIP AGREEMENT

                                       OF

             TIME WARNER ENTERTAINMENT-ADVANCE/NEWHOUSE PARTNERSHIP

                          Dated as of December 31, 2002





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                THIRD AMENDED AND RESTATED PARTNERSHIP AGREEMENT
                                       OF
             TIME WARNER ENTERTAINMENT-ADVANCE/NEWHOUSE PARTNERSHIP



                                TABLE OF CONTENTS

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Section 1         DEFINITIONS..................................................2

         1.1      Terms Defined in this Section................................2
         1.2      Terms Defined Elsewhere in this Agreement...................16

Section 2         THE PARTNERSHIP AND ITS BUSINESS............................18

         2.1      Formation...................................................18
         2.2      Partnership Name and Trade Names............................19
         2.3      Term of the Partnership.....................................20
         2.4      Purposes....................................................20
         2.5      Principal Office and Other Offices..........................21
         2.6      Foreign Qualification.......................................21
         2.7      Fiscal Year.................................................21
         2.8      Addresses of the Partners...................................21
         2.9      Property....................................................21
         2.10     Certain Compliance Policies.................................21

Section 3         MANAGEMENT OF THE PARTNERSHIP...............................22

         3.1      Management Powers...........................................22
         3.2      Limitations On Management Powers............................30
         3.3      Financing the Selected Business.............................31

Section 4         PARTNERSHIP CAPITAL.........................................31

         4.1      Partnership Units...........................................31
         4.2      Contributions...............................................32

Section 5         CASH DISTRIBUTIONS; ALLOCATIONS OF PROFITS AND LOSSES;
                  ADJUSTMENTS AND TAX PROCEEDINGS.............................33

         5.1      Distributions With Respect to the Residual Business.........33
         5.2      Application of First Amended Agreement......................38
         5.3      Allocations of Net Profit and Net Loss With Respect
                  to the Residual Business....................................38
         5.4      Section 754 Adjustment......................................41
         5.5      Other Rules Governing Allocations With Respect to
                  the Residual Business.......................................41
         5.6      Tax Allocations With Respect to the
                  Residual Business...........................................43


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         5.7      Regulatory Allocations......................................44
         5.8      Allocations With Respect to the Residual Business
                  in Event of Transfer........................................44
         5.9      Other Distributions.........................................44
         5.10     Adjustments.................................................44
         5.11     Tax Proceedings.............................................45

Section 6         TRANSFERS OF PARTNERSHIP INTERESTS..........................46

         6.1      Restrictions on Transfer....................................46

Section 7         FINANCING COVENANTS AND REPRESENTATIONS.....................47

         7.1      Representations, Warranties and Covenants
                  of Advance/Newhouse.........................................47
         7.2      Representations, Warranties and Covenants of TWE............48

Section 8         RESTRUCTURING OF PARTNERSHIP AT ELECTION OF
                  EITHER PARTNER..............................................49

         8.1      Restructuring Rights........................................49
         8.2      Limitations with Respect to the Selected Business...........50
         8.3      TWE Right of First Offer....................................53
         8.4      Special Right of First Offer................................58

Section 9         [Intentionally Omitted.]....................................62


Section 10        OTHER BUSINESS ACTIVITIES...................................62

         10.1     Survival of this Section....................................62
         10.2     Cable Television Systems....................................62
         10.3     Programming for Carriage Deals..............................64

Section 11        BOOKS AND RECORDS; INFORMATION RIGHTS; OPERATION
                  OF SELECTED BUSINESS........................................64

         11.1     Books and Records...........................................64
         11.2     Tax Return Information......................................64
         11.3     Information Rights..........................................64
         11.4     Bank Accounts...............................................65
         11.5     Tax Allocations.............................................66

Section 12        DISSOLUTION.................................................66

         12.1     Causes of Dissolution.......................................66
         12.2     Effect of Dissolution.......................................67
         12.3     Winding Up and Liquidation..................................67

Section 13        INDEMNIFICATION.............................................69

         13.1     Indemnification by Partnership..............................69


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         13.2     Indemnification by Partners.................................69
         13.3     Procedures..................................................71
         13.4     Survival....................................................71

Section 14        REPRESENTATIONS.............................................71

         14.1     Organization, Standing, and Authority.......................72
         14.2     Absence of Conflicting Agreements...........................72
         14.3     Claims and Legal Actions....................................72

Section 15        MISCELLANEOUS...............................................72

         15.1     Acknowledgments.............................................72
         15.2     Bill for Partition..........................................72
         15.3     Notices.....................................................73
         15.4     Amendments..................................................73
         15.5     Waivers and Further Assurances; Entire Agreement............73
         15.6     Severability................................................73
         15.7     Specific Enforcement; Attorney's Fees.......................74
         15.8     Counterparts................................................74
         15.9     Captions; Gender............................................74
         15.10    Governing Law; Venue; Disputes..............................74
         15.11    Interpretation..............................................74
         15.12    Binding Effect..............................................75
         15.13    Third Parties...............................................75
         15.14    Confidentiality.............................................75
         15.15    Liability of Partners.......................................75







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                THIRD AMENDED AND RESTATED PARTNERSHIP AGREEMENT

                                       OF

             TIME WARNER ENTERTAINMENT-ADVANCE/NEWHOUSE PARTNERSHIP

         This Third Amended and Restated Partnership Agreement, dated as of December 31, 2002, by and among Advance/Newhouse Partnership, a New York general partnership (collectively with any of its permitted successors subsequently admitted as a Partner, "ADVANCE/NEWHOUSE"), Time Warner Entertainment Company, L.P., a Delaware limited partnership (collectively with any of its permitted successors subsequently admitted as a Partner, "TWE"), and Paragon Communications, a Colorado general partnership (collectively with any of its permitted successors subsequently admitted as a Partner, "PARAGON"), amends and restates in its entirety the Second Amended and Restated Partnership Agreement, dated as of August 1, 2002, (the "SECOND AMENDED AGREEMENT"), by and among Advance/Newhouse, TWE and Paragon.

                              PRELIMINARY STATEMENT

         The Partnership was formed pursuant to the Partnership Agreement, dated as of September 9, 1994, between Advance/Newhouse and TWE, as amended by the First Amendment thereto, dated as of February 12, 1998, the Second Amendment thereto, dated as of December 31, 1998, and the Third Amendment thereto, dated as of March 1, 1999 and the Amended and Restated Partnership Agreement, dated as of February 1, 2001, as amended by the First Amendment thereto, dated as of March 2, 2001 (the "FIRST AMENDED AGREEMENT"). Concurrently with the execution of the Second Amended Agreement, Advance/Newhouse, TWE, Paragon and certain other parties entered into a Master Transaction Agreement (such agreement, and as the same may be amended, modified or supplemented from time to time in accordance with its terms, the "MASTER TRANSACTION AGREEMENT") providing for, among other things, the restructuring of the Partnership, the allocation of profit and loss, cash flow, and other proceeds of the Partnership among the Partners, the respective rights, obligations, and interests of the Partners to each other and to the Partnership, and certain other matters. In connection with the Closing (as defined in the Master Transaction Agreement), which is occurring on the date hereof, the parties now desire to enter into this Agreement to reflect changes to the Second Amended Agreement and to set forth the respective rights, obligations and interests of the Partners to each other and to the Partnership, and certain other matters.

                                   AGREEMENTS

         In consideration of the mutual covenants and agreements set forth in this Agreement, the parties, intending to be bound legally, agree as follows.

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SECTION 1         DEFINITIONS

         1.1 TERMS DEFINED IN THIS SECTION. As used in this Agreement, the following terms have the following meanings:

         "Act" means the New York Uniform Partnership Law, as from time to time in effect.

         "Advance" means Advance Publications, Inc., a New York corporation.

         "Advance/Newhouse Accountants" means the independent auditors or other auditors selected by Advance/Newhouse.

         "Advance/Newhouse Group" means Advance/Newhouse and each of its Affiliates.

         "Affiliate" means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with such Person, except that:

                  (i) neither the Partnership nor any Person controlled by the Partnership shall be deemed to be an Affiliate of a Partner or of any Affiliate of such Partner solely by virtue of such Partner's Partnership Interest;

                  (ii) no Partner nor any Affiliate of any Partner shall be deemed to be an Affiliate of the other Partners or of any Affiliate of the other Partners solely by virtue of the Partners' Partnership Interests;

                  (iii) neither Paragon nor USW shall be deemed an Affiliate of TWE, the TWE Cable Division or ATW;

                  (iv) for the avoidance of doubt, the Selected Business shall not be an Affiliate of TWE or any of its Affiliates and the Selected Business shall be deemed to be an Affiliate of Advance/Newhouse and its Affiliates; and

                  (v) for the avoidance of doubt, the Residual Business shall not be an Affiliate of Advance/Newhouse or any of its Affiliates and the Residual Business shall be deemed to be an Affiliate of TWE and its Affiliates.

         "Agreement" means this Third Amended and Restated Partnership Agreement, as it may be amended, modified, or supplemented from time to time in accordance with its terms.

         "Amended and Restated Indemnity Agreement" means the Indemnity Agreement dated as of December 31, 2002, by and among Advance/Newhouse, the Selected Subsidiary, TWE and the Partnership, as the same may be amended, modified or supplemented from time to time in accordance with its terms.

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         "AOL High Speed Services Agreement" means the High Speed Services
Agreement, effective as of January 31, 2001, between America Online, Inc. and Time Warner Cable.

         "ATW" means AOL Time Warner, Inc.

         "Capital Account" means an account to be maintained for each of TWE and Paragon which, subject to any contrary requirements of the Code, shall equal the aggregate value of such Partner's Partnership Interest as of the close of business on July 31, 2002,

                  (A) increased by (i) the amount of cash contributed by such Partner to the Partnership on or after August 1, 2002 (not including interest amounts paid by such Partner pursuant to
                  Section 5.1(a)(iii)(z) or Section 5.1(b)(iii)(z); (ii) the fair market value without regard to Code Section 7701(g) of property contributed by such Partner to the Partnership on or after August 1, 2002 (net of liabilities secured by such contributed property that the Partnership is considered to assume or take subject to under Code Section 752); (iii) allocations to it on or after August 1, 2002 of Gross Profit and Net Profit pursuant to Section 5; (iv) the amount of any liabilities of the Partnership that are assumed by such Partner on or after August 1, 2002 pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(c); and (v) other additions made in accordance with the Code and the provisions of Treasury Regulations Section 1.704-1(b)(2)(iv); and

                  (B) decreased by (i) the amount of cash distributed to such Partner by the Partnership on or after August 1, 2002; (ii) allocations to the Partner on or after August 1, 2002 of Gross Loss and Net Loss pursuant to Section 5; (iii) the fair market value without regard to Code Section 7701(g) of property distributed to such Partner by the Partnership on or after August 1, 2002 (net of liabilities secured by such distributed property or that such Partner is considered to assume or take subject to under Code Section 752) (excluding any distribution of or from the Selected Business); (iv) the amount of such Partner's individual liabilities that are assumed by the Partnership on or after August 1, 2002 pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(c); and (v) other deductions made in accordance with the Code and the provisions of Treasury Regulations Section 1.704-1(b)(2)(iv).

Notwithstanding the foregoing, for purposes of determining Capital Accounts, all of the adjustments and distributions required pursuant to the Restructuring Transaction Agreements shall be treated as if they had been made on July 31, 2002 and such adjustments and distributions shall not give rise to any adjustments to Capital Account balances or redetermination of amounts contributed by or distributed to TWE or Paragon.

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         "Capital Contribution" means either a Common Capital Contribution, a
Series A Preferred Capital Contribution, a Series B Preferred Capital Contribution or a Series C Preferred Capital Contribution.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any subsequent federal law of similar import, and, to the extent applicable, the Treasury Regulations.

         "Common Capital Contribution" means with respect to each of Paragon and TWE, the excess of (A) the amount of cash contributed by such Partner to the Partnership pursuant to this Agreement plus the fair market value without regard to Code Section 7701(g) of property contributed by such Partner to the Partnership pursuant to this Agreement (net of liabilities that are secured by such contributed property or that either Partner is considered to assume under Code Section 752), over (B) in the case of Paragon, the sum of the Series A Preferred Capital Contribution and the Series B Preferred Capital Contribution and the Series C Preferred Capital Contribution of such Partner and, in the case of TWE, the Series C Preferred Capital Contribution of such Partner.

         "Common Tax Amount" means, for any year, with respect to TWE or Paragon, the amount obtained by multiplying (a) the Effective Tax Rate for such year by (b) the excess, if any, of (i) the sum of the Net Profit or Gross Profit allocated to such Partner for such year (other than pursuant to Sections 5.3(b)(i), 5.3(b)(ii), 5.3(b)(iii), 5.3(d)(i) and 5.3(d)(ii)), over (ii) the Net
Loss or Gross Loss allocated to such Partner for each prior year (other than pursuant to Section 5.3(d)(ii) and 5.3(c)(ii)) but only to the extent that the amounts set forth in this clause (ii) were not used in reducing the Common Tax Amount for such prior year or any intervening year. For purposes of determining the Common Tax Amount, Net Profit, Gross Profit, Net Loss and Gross Loss, shall be calculated without taking into account the items described in clause (i), clause (ii), clause (iii), clause (vi), and clause (vii) of the definition of "Net Profit" and "Net Loss" or, with respect to any year (or portion thereof) prior to August 1, 2002, the items described in clause (i), clause (ii), clause
(iii), clause (vi), clause (vii) and clause (ix) of the definition of "Net Profit" and "Net Loss" of the First Amended Agreement.

         "Consent Decrees" means the Consent Order dated December 14, 2000 and related decisions and orders of the Federal Trade Commission issued to ATW (or any of its Affiliates or predecessors).

         "control" (including the terms "controlled by," and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

         "Controlled Affiliate" means, with respect to any Person, any Affiliate of such Person that is controlled by such Person, directly or indirectly through one or more intermediaries.

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         "Debt Assumption Agreement" means the Instrument of Debt Assumption, dated as of August 1, 2002, by and between the Partnership and Advance/Newhouse, as the same may be amended, modified or supplemented from time to time in accordance with its terms.

         "Delayed Transfer Assets" has the meaning ascribed thereto in the Contribution Agreement.

         "Depreciation" means, for each fiscal period, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such fiscal period, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes Depreciation shall be determined as set forth in Treasury Regulations Section 1.704-3(d).

         "Distributable Cash" means, at any time, all cash of the Partnership that, in the judgment of the Managing Partner, can then be distributed to the Partners without violating any contractual restriction to which the Partnership is subject and that is not otherwise necessary for the operation of the Residual Business (including any reserves of such cash established by the Partnership for any Partnership purpose).

         "DMA" means "Designated Market Area" in the Code of Federal Regulations at 47 C.F.R. 76.55.

         "EBITDA" means, with respect to each of the Residual Business and the Selected Business, for any period, operating income before interest, income taxes, depreciation and amortization for such period determined in accordance with the prior practices of the Managing Partner with respect to the Residual Business and Advance/Newhouse, with respect to the Selected Business, in each case consistently applied, and/or as the Partners shall otherwise mutually agree; provided that for purposes of determining EBITDA of the Selected Business during any of the four fiscal quarters immediately following August 1, 2002, EBITDA shall be determined in accordance with the prior practices of the Managing Partner, consistently applied or Advance/Newhouse, consistently applied (whichever produces lower EBITDA).

         "Effective Tax Rate" means, at any time, and from time to time, the percentage determined by the Managing Partner to be a reasonable estimate of the highest marginal combined Federal, state, and local income tax rate (giving effect to the deduction of state and local income taxes, as applicable, for Federal and state income tax purposes), applicable to corporations doing business in New York City, with respect to taxable income allocated to the Partners by the Partnership for Federal income tax purposes.

         "Employee Matters Agreement" means the Employee Matters Agreement among TWE, the Partnership and Advance/Newhouse dated as of December 31, 2002, as the same may be amended, modified or supplemented from time to time in accordance with its terms.

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         "Final Determination" means a settlement, compromise or other agreement with the Internal Revenue Service or the relevant state or local Governmental Authorities, whether contained in an Internal Revenue Service Form 870 or other comparable form, or otherwise, or such procedurally later event, such as a closing agreement with the Internal Revenue Service or the relevant state and local Governmental Authorities, an agreement contained in Internal Revenue Service Form 870-D or other comparable form, an agreement that constitutes a determination under Section 1313(a)(4) of the Code, a deficiency notice with respect to which the period for filing a petition with the Tax Court or the relevant state or local tribunal has expired or a decision of any court of competent jurisdiction that is not subject to appeal or as to which the time for appeal has expired.

         "First Effective Date" means February 12, 1998.

         "First Transaction Agreement" means the Amended and Restated Transaction Agreement, dated as of October 27, 1997, among Advance, Newhouse, Advance/Newhouse, TWE, TW Holding Co. and the Partnership.

         "Fourth Effective Date" means February 1, 2001.

         "Fourth Transaction Agreement" means the Amended and Restated Transaction Agreement, dated as of February 1, 2001, among Advance, Newhouse, Advance/Newhouse, TWE, Paragon and the Partnership.

         "Franchise" means written "franchise" within the meaning of Section 602(8) of the Cable Communications Policy Act of 1984 (47 U.S.C. ss.522(9)).

         "Franchising Authority" has the meaning that term is given by Section 602(9) of the Cable Communications Policy Act of 1984 (47 U.S.C. ss.522(10)).

         "Free Cash Flow" has the meaning ascribed thereto in the Contribution Agreement.

         "GAAP" means generally accepted accounting principles, consistently applied.

         "Governmental Authority" means any supranational, national, state, municipal or local government, political subdivision or other governmental department, court, commission, board, bureau, agency, instrumentality, or other authority thereof, or any quasi-governmental or private body exercising any regulatory, taxing, importing or other governmental or quasi-governmental authority, whether domestic or foreign.

         "Gross Asset Value" means: in the case of any asset held by the Partnership on July 31, 2002, the gross fair market value of such asset as of the close of business on July 31, 2002, and in the case of any asset acquired by the Partnership after July 31, 2002, the asset's adjusted basis for federal income tax purposes, except as follows:

                  (i) The initial Gross Asset Value of any asset contributed by a Partner to the Partnership after July 31, 2002 shall be the gross fair market value of such asset;

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                  (ii)     The Gross Asset Value of all assets of the
Partnership shall be adjusted to equal their respective gross fair market values, as agreed to by TWE and Paragon, as of the following times: (a) the acquisition of an additional interest in the Partnership by TWE or Paragon in exchange for more than a de minimis Common Capital Contribution; (b) the distribution by the Partnership to TWE and Paragon of more than a de minimis amount of Partnership property as consideration for an interest in the Partnership; and (c) the liquidation of the Partnership within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(g); provided, however, that the adjustments pursuant to clauses (a) and (b) above shall be made only if TWE and Paragon agree that such adjustments are necessary or appropriate to reflect the relative economic interests of such Partners in the Partnership;

                  (iii) The Gross Asset Value of any asset distributed by the Partnership to TWE or Paragon shall be the gross fair market value of such asset on the date of distribution as determined by such Partner and the Partnership; and

                  (iv) The Gross Asset Value of the assets of the Partnership shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m) and Section 5.4; provided, however, that Gross Asset Value shall not be adjusted pursuant to this paragraph (iv) to the extent that an adjustment was made pursuant to paragraph (ii) of this definition in connection with any transaction that would otherwise have resulted in an adjustment pursuant to this paragraph (iv).

         If the Gross Asset Value of an asset has been determined or adjusted as described above, other than pursuant to paragraph (iii), of this definition, the Gross Asset Value of such asset shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Net Profit and Net Loss.

         "Gross Loss" means, with respect to any year, the items of deduction or loss of the Partnership computed on the same basis that Net Profit and Net Loss are computed for purposes of this Agreement.

         "Gross Profit" means, with respect to any year, the items of income and gain of the Partnership computed on the same basis that Net Profit and Net Loss are computed for purposes of this Agreement.

         "Guarantee Agreement" means the Guarantee Agreement, dated as of August 1, 2002, by Advance Publications, Inc., Newhouse Broadcasting Corporation, and Newhouse Programming Holdings Corp., as the same may be amended, modified or supplemented from time to time in accordance with its terms.

         "Income Tax" shall mean any Tax which is based upon, measured by, or calculated with respect to (i) net income or profits (including, but not limited to, any capital gains or minimum Tax) or (ii) multiple bases (including, but not limited to,

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corporate franchise, doing business or occupation Taxes), if one or more of the bases upon which such Tax may be calculated is described in clause (i) hereof.

         "Indebtedness" means (i) debt for money borrowed and similar monetary obligations evidenced by bonds, notes, debentures, or other similar instruments, other than trade accounts payable in the ordinary course of business, (ii) obligations with respect to letters of credit, and (iii) guaranties, endorsements, and other contingent obligations whether direct or indirect in respect of liabilities of others of any of the types described in clauses (i) and (ii) above (other than endorsements for collection or deposit in the ordinary course of business).

         "Indemnity Agreement" means the Indemnity Agreement, dated as of August 1, 2002, by and among Advance/Newhouse, the Selected Business, TWE and the Residual Business.

         "Initial Closing Date" means April 1, 1995.

         "Intellectual Property Agreement" means the Intellectual Property Agreement among TWE, the Selected Business, Advance/Newhouse and the Selected Subsidiary, dated as of August 1, 2002, as the same may be amended, modified or supplemented from time to time in accordance with its terms.

         "Maximum Income Amount" means, for any year, with respect to any Partner, an amount equal to the product of (i) the Tax Adjustment Percentage for such year, and (ii) the Special Income of such Partner for such year.

         "MSO" means a Person that operates multiple Systems.

         "Net Profit" and "Net Loss" mean, for each Fiscal Year or other period, an amount equal to the Partnership's taxable income or loss for such year or period, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

                  (i) Any income of the Partnership that is exempt from Federal income tax and not otherwise taken into account in computing Net Profit or Net Loss shall be added to such taxable income or loss;

                  (ii)     Any expenditures of the Partnership described in Code
Section 705(a)(2)(B), or treated as Code Section 705(a)(2)(B) expenditures pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(i), that are not otherwise taken into account in computing Net Profit or Net Loss shall be subtracted from such taxable income or loss;

                  (iii) If the Gross Asset Value of any asset of the Partnership is adjusted pursuant to paragraph (ii) or (iii) of the definition of Gross Asset Value, the amount of

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such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Net Profit or Net Loss;

                  (iv) Gain or loss resulting from any disposition of Partnership property with respect to which gain or loss is recognized for Federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

                  (v) In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Fiscal Year or other period;

                  (vi) To the extent any adjustment to the adjusted tax basis of any asset of the Partnership pursuant to Code Section 734(b) or Code
Section 743(b) is required pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m) to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Partner's interest in the Partnership, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the asset and shall be taken into account for purposes of computing Net Profit and Net Loss; and

                  (vii) For purposes of this Agreement, any deduction for a loss on a sale or exchange of Partnership property that is disallowed to the Partnership under Code Section 267(a)(1) or Code Section 707(b) shall be treated as a Code Section 705(a)(2)(B) expenditure.

         "Net Tax Amount" means, for any year, with respect to TWE or Paragon, the sum of (i) the Common Tax Amount of such Partner for such year and (ii) the Special Tax Amount of such Partner for such year.

         "Newhouse" means Newhouse Broadcasting Corporation, a New York corporation.

         "Non-Income Tax" means any Tax, other than an Income Tax.

         "Original Contribution Agreement" means the Contribution Agreement, dated as of September 9, 1994, as amended from time to time, among the Partnership, the Partners, Advance and Newhouse.

         "Other TWE Systems" means the Systems owned by TWE or its Affiliates other than the Partnership Systems.

         "Paragon Residual Percentage Interest" means 2.85%.

         "Parents Agreement" means the Agreement dated as of September 9, 1994 among Advance, Newhouse and TWX.

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         "Partners" means Advance/Newhouse, TWE and Paragon and "Partner" means any of such Partners, except as otherwise provided in Section 5A or Section 5.

         "Partnership" means the partnership created by the Partners pursuant to this Agreement.

         "Partnership Interest" means, (a) as to TWE or Paragon all of the interest of such Person in the Partnership, which includes only such Person's
(i) right to a distributive share of the income, gain, losses, and deductions of the Partnership in accordance with this Agreement, which shall be measured by the number and type of Partnership Units held by such Person under this Agreement, (ii) right to a distributive share of the Residual Business' assets, which shall be measured by the number and type of Partnership Units held by such Person under this Agreement, (iii) other rights and all obligations hereunder, and (iv) rights and responsibilities with respect to the management of the business and affairs of the Residual Business, as provided herein or by law; and

         (b) as to Advance/Newhouse, all of the interest of such Person in the Partnership, which includes only such Person's (x) right to receive distributions of and from the Selected Business, (y) other rights and all obligations hereunder and (z) rights and responsibilities with respect to the management of the business and affairs of the Selected Business, as provided herein or by law.

         "Partnership Systems" means all Systems now owned or hereafter acquired, directly or indirectly, by the Partnership, including the Residual Systems and the Selected Systems.

         "Partnership Unit" means either a "Series SB Common Partnership Unit," a "Series RB Common Partnership Unit", a "Series A Preferred Partnership Unit," a Series B Preferred Partnership Unit", or a "Series C Preferred Partnership Unit," and all "Partnership Interests" associated therewith each as defined in this Agreement.

         "Person" means any natural person, corporation, general or limited partnership, limited liability company, joint venture, trust, association, unincorporated entity of any kind, or a government or any department or agency thereof.

         "Preferred Sub-Account" means, with respect to TWE or Paragon, the portion of such Partner's Capital Account that is equal to the aggregate amount of Series A Preferred Capital Contributions, Series B Preferred Capital Contributions and Series C Preferred Capital Contributions made by such Partner,
(A) INCREASED BY allocations of Net Profit made with respect to such Partner pursuant to Section 5.3(b)(i) or Section 5.3(b)(ii); and (B) DECREASED BY (x) distributions made with respect to such Partner pursuant to Section 5.1(a)(ii),
Section 5.1(b)(ii) or Section 5.1(b)(iv), and (y) allocations of Net Loss made with respect to such Partner pursuant to Section 5.3(c)(ii).

         "Prior Partnership Unit" means a Prior Common Partnership Unit or a Prior Preferred Partnership Unit.

         "Prior Common Partnership Unit" means a Common Partnership Unit and all "Partnership Interests" associated therewith in each case as defined in the First Amended Agreement.

         "Prior Preferred Partnership Unit" means a "Series A Preferred Partnership Unit," a "Series B Preferred Partnership Unit" or a "Series C Preferred Partnership Unit," and all "Partnership Interests" associated therewith in each case as defined in the First Amended Agreement.

         "Priority Return" shall mean the sum of the Series A Priority Return, the Series B Priority Return and the Series C Priority Return.

         "Residual Business" means the Partnership and all of the businesses, assets and liabilities of the Partnership (whether conducted or owned itself or through direct or indirect divisions, Subsidiaries, joint ventures or other investments), including, without limitation all of the assets and liabilities of the Partnership under the Restructuring Transaction Agreements, or any of their predecessors or successors, in each case other than the Selected Business (including, without limitation, any assets or liabilities of the Selected Business under the Restructuring Transaction Agreements). For the avoidance of doubt, references to actions taken by, or to be taken by, the Residual Business shall mean that the Partnership will take such action solely on behalf of and with respect to the Residual Business.

         "Residual Percentage Interests" means the Paragon Residual Percentage Interest and the TWE Residual Percentage Interest.

         "Residual Systems" means all Systems now owned or hereafter acquired, directly or indirectly, by the Residual Business.

         "Restructuring Transactions" means the transactions contemplated to be consummated on or prior the date hereof under the Restructuring Transaction Agreements.

         "Restructuring Transaction Agreements" means the Master Transaction Agreement, this Agreement, the Services Agreement, the Contribution Agreement (including the Bill of Sale, Instrument of Assignment and Instrument of Assumption executed and delivered thereunder), the Intellectual Property Agreement, the Management Agreement, the Guarantee Agreement, the Indemnity Agreement, the Debt Assumption Agreement, the Employee Matters Agreement, the Amended and Restated Indemnity Agreement, and all other agreements and instruments delivered in connection therewith.

         "Road Runner" means Road Runner HoldCo LLC, a Delaware limited liability company.

         "Second Effective Date" means December 31, 1998.

         "Second Transaction Agreement" means the Transaction Agreement No. 2, dated as of June 23, 1998, among Advance, Newhouse, Advance/Newhouse, TWE, Paragon and the Partnership.

         "Selected Business" (a) with respect to periods ending prior to the date hereof, shall have the meaning ascribed thereto in the Master Transaction Agreement and (b) with respect to periods ending on and after the date hereof, shall mean all of the businesses, assets and liabilities granted or contributed to, or otherwise assumed, by the Selected Subsidiary or any other member of the Advance/Newhouse Group pursuant to the Contribution Agreement or any other Restructuring Transaction Agreement, all Indebtedness incurred or secured by the Selected Subsidary and all of the Advance/Newhouse Group's rights in respect of the Selected Business and the Restructuring Transaction Agreements, and also includes the Delayed Transfer Assets and the Free Cash Flow therefrom, if any, and including any assets (including cash) generated on or after August 1, 2002 by the assets of the Selected Business, subject to any Liabilities (as defined in the Master Transaction Agreement) incurred by the Selected Business (as defined in clause (a) above) on or after August 1, 2002 or by the Selected Subsidiary after the date hereof. For the avoidance of doubt, references to actions taken by, or to be taken by, the Selected Business shall mean that the Selected Subsidiary will take such action on behalf of itself and any Delayed Transfer Assets. References to the Selected Business shall be deemed to be references to the Selected Subsidiary and the Delayed Transfer Assets, including Free Cash Flow therefrom, if any.

         "Selected Subsidiary" means TWEAN Subsidiary, LLC, a Delaware limited liability company of which the Partnership is the sole member, which shall be deemed to include any Delayed Transfer Assets held by the Partnership for the benefit of TWEAN Subsidiary, LLC, and any Free Cash Flow therefrom.

         "Selected Systems" means all Systems now owned or hereafter acquired, directly or indirectly, by the Selected Business.

         "Selection Date" means June 24, 2002.

         "Series A Preferred Capital Contribution" means, with respect to Paragon, a Capital Contribution by Paragon of assets having a fair market value of $1,000 for each Prior Preferred Partnership Unit issued to Paragon pursuant to Section 4.2(b)(i) of the First Amended Agreement.

         "Series A Preferred Partnership Unit" means Paragon's right to distributions in an amount equal to the Series A Priority Return allocable to the Series A Preferred Capital Contribution of $1,000 and the right to a return of such Series A Preferred Capital Contribution in redemption thereof, all of which shall be payable in accordance with Section 5, together with all allocations of income attributable thereto, as specified in Section 5.

         "Series A Priority Return" means, with respect to each outstanding Series A Preferred Partnership Unit, a sum equal to 10 1/4 percent for the actual number of days in the period for which the Series A Priority Return is being calculated, cumulative and compounded annually, on the amount of $1,000 plus any accrued and unpaid Series A Priority Return with respect to such Series A Preferred Partnership Unit, commencing on the First Effective Date.

         "Series B Preferred Capital Contribution" means with respect to Paragon, a Capital Contribution by Paragon of assets having a fair market value of $1,000 for each Prior Preferred Partnership Unit issued to Paragon pursuant to Section 4.2(b)(ii) and 4.2(b)(iii) of the First Amended Agreement.

         "Series B Preferred Partnership Unit" means, with respect to Paragon, such Partner's right to distributions in an amount equal to the Series B Priority Return allocable to such Partner's Series B Preferred Capital Contribution of $1,000 and the right to a return of such Series B Preferred Capital Contribution in redemption thereof, all of which shall be payable in accordance with Section 5, together with all allocations of income attributable thereto, as specified in Section 5.

         "Series B Priority Return" means, with respect to each outstanding Series B Preferred Partnership Unit, a sum equal to 2% plus the Partnership's cost of borrowing under its senior credit facility for the actual number of days in the period for which the Series B Priority Return is being calculated, cumulative and compounded annually, on the amount of $1,000 plus any accrued and unpaid Series B Priority Return with respect to such Series B Preferred Partnership Unit, commencing on the (i) Second Effective Date, in the case of Series B Preferred Partnership Units deemed issued on the Second Effective Date or (ii) the Third Effective Date, in the case of Series B Preferred Partnership Units deemed issued on the Third Effective Date.

         "Series C Preferred Capital Contribution" means with respect to TWE and Paragon, a Capital Contribution by such Partner of assets having a fair market value of $1,000 for each Prior Preferred Partnership Unit issued to such Partner pursuant to Section 4.2(a)(v)(B) or 4.2(b)(iv) of the First Amended Agreement.

         "Series C Preferred Partnership Unit" means, with respect to TWE and Paragon, such Partner's right to distributions in an amount equal to the Series C Priority Return allocable to such Partner's Series C Preferred Capital Contribution of $1,000 and the right to a return of such Series C Preferred Capital Contribution in redemption thereof, all of which shall be payable in accordance with Section 5, together with all allocations of income attributable thereto, as specified in Section 5.

         "Series C Priority Return" means, with respect to each outstanding Series C Preferred Partnership Unit, a sum equal to 2% plus the Partnership's cost of borrowing under its Senior Credit facility for the actual number of days in the period for which the Series C Priority Return is being calculated, cumulative and compounded annually, on the amount of $1,000 plus any accrued and unpaid Series C Priority Return with respect to such Series C Preferred Partnership Unit, commencing on the Fourth Effective Date.

         "Series RB Common Partnership Unit" means the measure of a Partner's right to certain distributions and allocations with respect to the Residual Business, as specified in Section 5A and Section 5.

         "Series SB Common Partnership Unit" means the measure of a Partner's right to receive distributions and allocations with respect to the Selected Business, as specified in Section 5A and Section 5.

         "Special Effective Tax Rate" means, at any time, and from time to time, the effective combined rate of Federal, state and local income and franchise tax that the Partnership would be required to pay, if it were a corporation, on its taxable income for such year, for Federal income tax purposes.

         "Special Income" means, for any year, with respect to TWE or Paragon, the sum of:

                  (i) the excess, if any, of (a) such Partner's distributive share of Depreciation and loss determined as provided in clause
(iv) of the definition of Net Profit and Net Loss for such year, over (b) such Partner's distributive share of depreciation, amortization, and other cost recovery deductions and loss for such year for Federal income tax purposes, to the extent such excess results from a difference between the basis for Federal income tax purposes of any assets and the Gross Asset Value of such assets;

                  (ii) the excess, if any, of (a) such Partner's distributive share of gain for Federal income tax purposes for such year, over
(b) such Partner's distributive share of gain determined as provided in clause
(iv) of the definition of Net Profit and Net Loss for such year, to the extent such excess results from a difference between the basis for Federal income tax purposes of any assets and the Gross Asset Value of such assets; and

                  (iii) any remedial items allocated to such Partner pursuant to Treasury Regulations Section 1.704-3(d) for such year.

         "Special Tax Amount" means, for any year, with respect to TWE or Paragon, the amount obtained by multiplying (a) the Special Effective Tax Rate for such year, by (b) the excess, if any, of (i) the sum of (x) the sum of the Net Profit and Gross Profit allocated to such Partner pursuant to Sections 5.3(b)(iii) and 5.3(d)(ii) for such year, (y) the Special Income, if any, allocated to such Partner for such year, and (z) to the extent that the Common Tax Amount of such Partner for such year is reduced by any Net Loss or Gross Loss allocated to such Partner for any prior year which was used to reduce such Partner's Special Tax Amount for any prior year, an amount (expressed as a positive number) equal to the sum of such Net Loss and Gross Loss, over (ii) the sum of (x) the Gross Loss allocated to such Partner pursuant to Section 5.3(d)(ii) for the current year, and (y) the Net Loss or Gross Loss allocated to such Partner for the current or prior year (other than pursuant to Section 5.3(c)(ii) and 5.3(d)(ii)) but only to the extent that the amounts set forth in this clause (y) were not used in reducing the Common Tax Amount for the current year or the Special Tax Amount for any prior year. For purposes of determining the Special Tax Amount, Net Profit, Gross Profit, Net Loss and Gross Loss, shall be calculated without taking into account the items described in clause
(i), clause (ii), clause (iii), clause (vi) and clause (vii) of the definition of "Net Profit" and "Net Loss" or, with respect to any year (or portion thereof) prior to August 1, 2002, the items described in clause (i), clause (ii), clause
(iii), clause (vi), clause (vii) and clause (ix) of the definition of "Net Profit" and "Net Loss" of the First Amended Agreement.

         "Subscriber" means a subscriber to basic cable television service on the applicable System.

         "Subsidiary" means, with respect to any Person, any other Person controlled by such first Person.

         "System" means a "cable television system" within the meaning of
Section 602(7) of the Communications Act of 1934, as amended.

         "Tax" shall mean all forms of taxes, fees, imposts, levies or other assessments whenever created or imposed, and whether of the United States or elsewhere, and whether imposed by a Governmental Authority, and, without limiting the generality of the foregoing, shall include income, gross receipts, business and occupation, property, sales, use, license, excise, franchise, capital stock, employment, payroll, unemployment insurance, social security, stamp, environmental, value added, alternative or added minimum, ad valorem, trade, recording, withholding, occupation or transfer tax, custom or duty or other like governmental assessment or charge of any kind whatsoever, whether computed on a separate, consolidated, unitary, combined or any other basis, together with any related interest, penalties and additions imposed by any Governmental Authority.

         "Tax Adjustment Percentage" means, with respect to any year, the amount obtained by dividing (A) the Special Effective Tax Rate for such year by (B) the excess of one (1) over such Special Effective Tax Rate.

         "Tax Proceeding" means any Tax audit, examination, controversy or litigation with or against any Governmental Authority.

         "Taxable Income" or "Taxable Loss" means net income or loss of the Partnership as determined for Federal income tax purposes.

         "TCI Contribution Agreement" has the meaning ascribed thereto in the Second Transaction Agreement.

         "Third Effective Date" means March 1, 1999.

         "Third Transaction Agreement" means the Transaction Agreement No. 3, dated as of September 15, 1998 among Advance, Newhouse, Advance/Newhouse, TWE, Paragon and the Partnership.

         "Transaction Agreements" means, collectively, the First Transaction Agreement, the Second Transaction Agreement, the Third Transaction Agreement and the Fourth Transaction Agreement.

         "Treasury Regulations" means the Income Tax Regulations, including Temporary Regulations, promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

         "TWE Accountants" means the independent auditors or other auditors selected by TWE.

         "TWE Cable Division" means the Cable Division of TWE.

         "TWE Group" means TWE and its Affiliates.

         "TWE Partnership Agreement" means the Agreement of Limited Partnership, dated as of October 29, 1991, as amended from time to time, among TWI, Itochu Corporation, Toshiba Corporation, USW and certain of their respective subsidiaries.

         "TWE Residual Percentage Interest" means 97.15%.

         "TWE Systems" means all Systems now owned or hereafter acquired, directly or indirectly, by TWE or its Affiliates, but shall not include any Systems owned by or beneficially held for the Selected Subsidiary.

         "TWI" means Time Warner Inc., a Delaware corporation.

         "USW" means U S WEST, Inc., a Colorado corporation, and its successors and assigns in respect of its interests under the TWE Partnership Agreement.

         1.2 TERMS DEFINED ELSEWHERE IN THIS AGREEMENT. For purposes of this Agreement, the following terms have the meanings set forth in the sections indicated:


         TERM                                                   SECTION
         ----                                                   -------

         Adjustment Report                                      11.5

         Advance/Newhouse                                       Preamble

         Advance/Newhouse System Opportunity                    10.2(a)

         Advance/Newhouse Opportunity Notice                    10.2(a)

         Appraiser                                              8.4(j)

         ATW Securities                                         3.1(h)

         Cable Company                                          8.3(h)

         Closing Price                                          3.1(h)

         Consideration Period                                   8.4(d)

         TERM                                                   SECTION
         ----                                                   -------

         Contribution                                           8.2

         Contribution Agreement                                 3.1(a)

         Contribution Entity                                    8.2

         Contribution Entity Certification                      8.3(c)

         Contribution Entity EBITDA                             8.2(c)

         Credit Partner                                         5.5(f)

         Eligible Option Holder                                 3.1(h)

         Equity for Carriage Programming Opportunity            10.3(a)

         Executive Committee                                    3.1(b)

         Final Restructuring Date                               8.1

         First Amended Agreement                                Preamble

         Fiscal Year                                            2.7

         Intercompany Account                                   3.3(a)

         Liquidator                                             12.3(a)

         Managed Systems                                        3.1(h)

         Management Agreement                                   2.10(a)

         Managing Partner                                       3.1(a)

         Master Transaction Agreement                           Preamble

         Newhouse Family Member                                 6.1(a)

         NYSE                                                   3.1(h)

         Offer Notice                                           8.3(a)

         Offer Period                                           8.4(f)

         Operating Cash Flow                                    8.2(c)

         Other Corporate Security                               8.3(b)

         Paragon                                                Preamble

         Post-Bid Offer Notice                                  8.3(a)

         Pre-Bid Offer Notice                                   8.3(a)

         Regular Distributions                                  8.2(c)

         Required Minimum Price                                 8.4(e)

         Refinancing Consent                                    7.2(c)

         Residual Business Percentage                           12.3(b)

         TERM                                                   SECTION
         ----                                                   -------

         Restructuring Notice                                   8.1

         ROFO Required Minimum Price                            8.4(f)

         ROFO Termination Notice                                8.4(d)

         Second Amended Agreement                               Preamble

         Selected Business Percentage                           12.3(b)

         Services Agreement                                     3.1(a)

         Special Distributions                                  8.2(c)

         Special ROFO Assets                                    8.4(a)

         Special ROFO Asset Value                               8.4(c)

         Special ROFO Event                                     8.4(a)

         Special ROFO Notice                                    8.4(a)

         Special ROFO Period                                    8.4(a)

         Special ROFO Process                                   8.4(a)

         Tax Matters Partner                                    3.1(g)

         Third Party Programming                                3.1(h)

         Transfer Assets                                        8.3(a)

         Transferee                                             8.2(i)

         TWE                                                    Preamble

         TWE Cable Expenses                                     3.1(h)

         TWE System Opportunity                                 10.2(b)

         TWE Opportunity Notice                                 10.2(b)

         Valuation Notice                                       8.4(c)

         Wholly-Owned Affiliates                                3.1(h)


SECTION 2         THE PARTNERSHIP AND ITS BUSINESS

         2.1      FORMATION.

                  (a) FORMATION OF PARTNERSHIP. The Partnership was initially formed as a general partnership as of September 9, 1994 pursuant to the provisions of the Act. The Partners hereby expressly agree to continue the Partnership. Except as provided in this Agreement, all rights, liabilities, and obligations of the Partners (in their capacities as such), both as among themselves and with respect to Persons not parties to this Agreement, shall be as provided in the Act, and this Agreement shall be construed in accordance with the provisions of the Act. To the extent that the rights or obligations of any Partner are different by reason of any provision of this Agreement from what they would be under the Act in the absence of such provision, this Agreement shall, to the extent permitted by the Act, control.

                  (b) FORMATION OF SUBSIDIARY. The Selected Subsidiary was formed on July 9, 2002 and the Partnership remains its sole member. Notwithstanding anything in this Agreement to the contrary, at no time prior to the Final Restructuring Date shall the Selected Subsidiary be permitted, or have the power, to become an employer or to establish employee benefit plans or arrangements.

         2.2      PARTNERSHIP NAME AND TRADE NAMES.

                  (a)      Partnership Name; Subsidiary Name.

                           (i)      Subject to the following sentence, the name
of the Partnership shall continue to be "Time Warner Entertainment-Advance/Newhouse Partnership" or such other name(s) as may from time to time be agreed to by each of the Partners. Within 30 days following the Final Restructuring Date, the name of the Partnership shall be changed to a name selected by TWE and thereafter to such other name(s) as may from time to time be set forth by TWE; provided, however, that such name shall not include "Advance/Newhouse", "Advance", "Newhouse" or any derivation thereof.

                           (ii)     The name of the Selected Subsidiary may be
changed to such other name(s) as may from time to time be selected by Advance/Newhouse (subject to the Intellectual Property Agreement). Within 30 days following the Final Restructuring Date, the name of the Selected Subsidiary shall be changed to a name selected by Advance/Newhouse and thereafter to such other name(s) as may from time to time may be set forth by Advance/Newhouse, in each instance subject to the Intellectual Property Agreement; provided, however, that such name shall not include "Time Warner Entertainment," "TWE" or any derivative thereof.

                  (b) TRADE NAMES. Within 90 days following the date hereof, the trade names used by the Selected Business shall be changed in accordance with the Intellectual Property Agreement. Each other business of the Partnership shall be conducted under the name of the Partnership or, upon compliance with applicable laws and the Intellectual Property Agreement, any other name that TWE deems appropriate or advisable.

                  (c) ASSUMED NAME FILINGS. The Partnership and the Selected Subsidiary shall each file any assumed name certificates and similar filings, and any amendments thereto, that TWE or Advance/Newhouse respectively, considers appropriate or advisable.

         2.3 TERM OF THE PARTNERSHIP. The term of the Partnership commenced on September 9, 1994 and, unless the Partnership is earlier terminated pursuant to Section 12 of this Agreement or otherwise, shall continue until December 31, 2045.

         2.4      PURPOSES.

                  (a) GENERALLY. The purposes of the Partnership shall be, to the extent permitted under applicable law, to engage in the business, directly or indirectly through interests in one or more Subsidiaries (including the Selected Subsidiary), of:

                           (i)      acquiring, developing, owning, operating,
managing, and selling the Systems and other assets from time to time contributed to the Partnership by the Partners;

                           (ii)     acquiring, developing, owning, operating,
managing and selling additional Systems;

                           (iii)    acquiring, developing, owning, operating,
managing, and selling, or investing in, businesses related to the operation of Systems, including without limitation programming and information services, personal communications and cable advertising businesses;

                           (iv)     developing, owning, operating, managing, and
selling residential and business telephony services associated with such Systems, including alternative access services, personal communications services and other similar services;

                           (v)      developing, owning, operating, managing, and
selling other businesses that utilize broadband distribution facilities, in addition to residential and business telephony services;

                           (vi)     managing Systems;

                           (vii)    selling at the retail level equipment and
other goods used or useful in connection with the businesses described in clauses (i) through (vi) above;

                           (viii)   conducting other businesses desired by any
of the Partners; and

                           (ix)     engaging in all activities and transactions
incidental to the foregoing (including owning or leasing real property and incurring Indebtedness).

                  (b) EFFECT ON POWERS OF PARTNERS. The listing of the purposes of the Partnership in this Section 2.4 shall not be construed to impair the limitations on the powers of the Partners set forth in Section 3.2 or any of the other limitations expressly set forth in this Agreement.

         2.5 PRINCIPAL OFFICE AND OTHER OFFICES. The principal office of the Partnership shall be located at 290 Harbor Drive, Stamford, Connecticut. The Partnership may maintain other offices at other places as the Managing Partner deems advisable.

         2.6 FOREIGN QUALIFICATION. The Partners shall take all necessary actions to cause the Partnership to be authorized to conduct business legally in all appropriate jurisdictions, including registration or qualification of the Partnership in those jurisdictions that provide for registration or qualification.

         2.7 FISCAL YEAR. The Partnership's fiscal year (each, a "FISCAL YEAR") shall be the calendar year. The Partnership shall have the same Fiscal Year for Income Tax purposes and for financial and partnership accounting purposes.

         2.8 ADDRESSES OF THE PARTNERS. The respective addresses of the Partners are set forth on the signature page to this Agreement.

         2.9 PROPERTY. Except as otherwise contemplated herein or in the Restructuring Transaction Agreements, all assets and property, whether real, personal, or mixed, tangible or intangible, including contractual rights, owned or possessed by the Partnership shall be held or possessed in the name of the Partnership or in the name of an appropriate nominee, and such assets, property, and rights shall be deemed to be owned or possessed by the Partnership as an entity; and no Partner shall have any separate ownership interest in such assets, property, or rights. Each Partner's interest in the Partnership is personal property for all purposes.

         2.10     CERTAIN COMPLIANCE POLICIES.

                  (a) The Partnership will, and each of the Partners will exercise its powers hereunder and under the Restructuring Transaction Agreements (including, without limitation, the Management Agreement, dated as of the date hereof, by and among TWE, Paragon, the Partnership, Advance/Newhouse and the Selected Subsidiary, as amended, modified or supplemented from time to time in accordance with its terms (the "Management Agreement")) to cause the Partnership to, conduct its business and operations including the Selected Business and the Residual Business in such manner as to comply with the Consent Decrees, to the extent applicable, and any other laws and regulations applicable to the TWE Cable Division and its Affiliates.

                  (b) TWE will provide Advance/Newhouse with copies of all reports submitted by TWE or its Affiliates with respect to the Consent Decrees (redacted as necessary with respect to matters not applicable to the Selected Business) and will notify Advance/Newhouse sufficiently in advance of any new consent decrees applicable to the TWE Cable Division and its Affiliates so that Advance/Newhouse may protect its interest and, if it so chooses, to cause the consummation of a restructuring under Section 8.1 before the Selected Business becomes subject to such new consent decree.

                  (c) Any litigation, compromise or regulatory activity (including lobbying) by the Selected Business will be conducted by Advance/Newhouse in its own name and will not be attributed to the Partnership or any member of the TWE Group.

Any litigation, compromise or regulatory activity (including lobbying) by the Residual Business will not be attributed to the Selected Subsidiary or any member of the Advance/Newhouse Group.

SECTION 3         MANAGEMENT OF THE PARTNERSHIP

         3.1      MANAGEMENT POWERS.

                  (a) GENERALLY. From and after the date hereof, TWE will continue as Managing Partner with exclusive management rights with respect to the Partnership and the Residual Business; provided that the Selected Subsidiary will be managed exclusively by Advance/Newhouse pursuant to the Management Agreement; and provided further that (i) TWE Cable will continue to manage programming matters for the Selected Subsidiary and the Selected Business and provide other services to the Selected Subsidiary and the Selected Business on the terms and conditions set forth in the Services Agreement, dated as of August 1, 2002, by and among TWE, Advance/Newhouse and the Selected Subsidiary, as the same may be amended, modified or supplemented from time to time in accordance with its terms (the "Services Agreement") and (ii) TWE will continue to manage the Delayed Transfer Assets to the extent required by the Contribution Agreement by and among the Partnership, the Selected Subsidiary, and Advance/Newhouse, dated as of the date hereof, as the same may be amended, modified or supplemented from time to time in accordance with its terms (the "Contribution Agreement").

                  (b) RIGHTS, POWERS, AND DUTIES. The Managing Partner shall be responsible for the management and operations of the Partnership and shall have all powers necessary to manage and control the Partnership, to conduct its business, and to implement any decision of the Partners adopted pursuant to this Agreement, and all powers possessed by general partners under the Act. Notwithstanding the preceding sentence, the exercise by the Managing Partner of any of the powers described in the preceding sentence or listed below in this Section 3.1(b) is subject to Section 3.1(a), Section 3.2 and any other limitations set forth in this Agreement. Except as expressly provided herein, no Partner other than the Managing Partner shall have any right to vote on, or consent to, any action of any nature whatsoever taken or proposed to be taken by the Partnership and no Partner other than the Managing Partner shall give any consent on any matter or take any action as a Partner, including, without limitation, acting on behalf of or binding the Partnership, unless such matter or action shall first have been approved or consented to by the Managing Partner or the Executive Committee. Subject to the foregoing, the powers of the Managing Partner include, without limitation, the power on behalf of the Partnership, for itself or on behalf of any Subsidiary of the Partnership, to:

                           (i)      construct, operate, maintain, improve,
expand, buy, own, sell, convey, assign, mortgage, finance, refinance, rent, or lease real or personal property, which may be held in the name of the Partnership or any Subsidiary of the Partnership;

                           (ii)     enter into, perform, and carry out contracts
and agreements of any kind necessary to, in connection with, or incidental to accomplishing the purposes of the Partnership;

                           (iii)    negotiate for and conclude agreements for
the sale, exchange, or other disposition of all or any part of the property of the Partnership or of any Subsidiary of the Partnership, for property, cash, or on terms, or any combination thereof, or for the purchase or lease of additional property of the Partnership or any Subsidiary of the Partnership;

                           (iv)     bring and defend actions in law and equity;

                           (v)      execute and modify leases and other
agreements (including leases and agreements for terms extending beyond the term of the Partnership or the term of any Subsidiary of the Partnership), and execute and modify options, licenses, or agreements with respect to any of the assets or the business of the Partnership or any Subsidiary;

                           (vi)     obtain loans, secured and unsecured, for the
Partnership or any Subsidiary of the Partnership and secure the same by mortgaging, assigning for security purposes, pledging, or otherwise hypothecating, all or any part of the property and assets of the Partnership or of any Subsidiary of the Partnership (and in connection therewith to place record title to any such property or assets in the name or names of a nominee or nominees);

                           (vii)    prepay in whole or in part, refinance,
recast, increase, decrease, modify, amend, restate, or extend any such mortgage, security assignment, pledge, or other security instrument, and in connection therewith to execute and deliver, for and on behalf of the Partnership or any Subsidiary of the Partnership, any extensions, renewals, or modifications thereof, any new mortgage, security assignment, pledge, or other security instrument in lieu thereof;

                           (viii)   draw, make, accept, endorse, sign, and
deliver any notes, drafts, or other negotiable instruments or commercial paper;

                           (ix)     establish, maintain, and draw upon checking,
savings, and other accounts in the name or any trade name of the Partnership or any Subsidiary of the Partnership in such banks or other financial institutions as the Managing Partner may from time to time select;

                           (x)      employ, fix the compensation of, oversee,
and discharge agents and employees of the Partnership and of any Subsidiary of the Partnership as the Managing Partner deems advisable in the operation and management of the business of the Partnership, including accountants, attorneys, architects, consultants, engineers, and appraisers, on such terms and for such compensation, as the Managing Partner shall determine;

                           (xi)     enter into management agreements with third
parties pursuant to which the management, supervision, or control of the business or assets of the Partnership may be delegated to third parties for reasonable compensation;

                           (xii)    enter into joint ventures, general or
limited partnerships, or other agreements relating to the Partnership's purposes;

                           (xiii)   compromise any claim or liability due to the
Partnership or any Subsidiary of the Partnership;

                           (xiv)    execute, acknowledge, verify, and file any
notifications, applications, statements, and other filings that the Managing Partner considers necessary or desirable to be filed with any state or federal securities administrator or commission;

                           (xv)     execute, acknowledge, verify, and file any
and all certificates, documents, and instruments that the Managing Partner considers necessary or desirable to permit the Partnership or any Subsidiary of the Partnership to conduct business in any state;

                           (xvi)    do any or all of the foregoing,
discretionary or otherwise, through agents selected by the Managing Partner and compensated or uncompensated by the Partnership; and

                           (xvii)   take any other actions and execute any other
contracts, documents, and instruments that the Managing Partner deems appropriate to carry out the intents and purposes of this Agreement.

                  (c) COMPOSITION OF EXECUTIVE COMMITTEE. A committee (the "EXECUTIVE COMMITTEE") shall be established which shall be composed of from three to six individuals. The Executive Committee shall only have the power to act with regard to those matters set forth in Section 3.2 hereof. Up to three of the members of the Executive Committee shall be designated from time to time by TWE, up to two of the members of the Executive Committee shall be designated from time to time by Advance/Newhouse, and one of the members of the Executive Committee shall be designated from time to time by Paragon. Any member of the Executive Committee may be removed and replaced at any time, and from time to time, by the Partner that originally designated such member. Any Partner, or at least two members of the Executive Committee, may call a special meeting of the Executive Committee upon no less than 48 hours' notice to each member. Each designated member of the Executive Committee shall have one vote. The affirmative vote (or written consent) of all of the voting power of all members of the Executive Committee (whether or not present) shall constitute action by the Executive Committee. Regular or special meetings of the Executive Committee may be held in person or telephonically. Each member of the Executive Committee entitled to vote at any meeting of the Executive Committee may authorize another person to act for him by proxy (provided that such proxy must be signed by such member or his attorney-in-fact and shall be revocable by such member at any time prior to such meeting).

                  (d) DAY-TO-DAY CONDUCT OF PARTNERSHIP BUSINESS. The day-to-day operations of the Residual Business shall be the responsibility of the Managing Partner and the day-to-day operations of the Selected Business shall be the responsibility of Advance/Newhouse. Without limiting any other provisions hereof, it is agreed that Advance/Newhouse shall cause the Selected Subsidiary to:

                           (i) maintain books and records separate from any other person or entity;

                           (ii) maintain its bank accounts separate from any other person or entity;

                           (iii) not commingle assets with those of any other entity;

                           (iv) generally conduct its own business in its own name, except that it may continue to use certain trade names as permitted by the Partnership until no later than March 31, 2003;

                           (v)      maintain separate financial statements;

                           (vi)     pay its own liabilities out of its own
                  funds;

                           (vii) observe all limited liability company formalities;

                           (viii) maintain an arm's length relationship with its affiliates;

                           (ix) not guarantee or become obligated for the debts of any other entity or hold out its credit as being available to satisfy the obligations of others;

                           (x) not acquire obligations or securities of the Partnership;

                           (xi) allocate fairly and reasonably any overhead for shared office space;

                           (xii)    use separate stationary, invoices, and
                  checks;

                           (xiii) not pledge its assets for the benefit of any other entity or make loans or advances to any entity except pursuant to Section 8.5 of the Amended and Restated Limited Liability Agreement, executed on December 11, 2002 and dated as of he date hereof, as the same may be amended, modified or supplemented from time to time in accordance with its terms;

                           (xiv) correct any known misunderstanding regarding its separate identity; and

                           (xv) maintain adequate capital in light of its contemplated business operations.

                  (e) EXECUTIVE OFFICERS. The Managing Partner may delegate that part of its day-to-day operational responsibility for the Partnership as the Managing Partner deems reasonable and prudent to individuals, who will be the Executive Officers of the Partnership.

                  (f) FIDUCIARY OBLIGATIONS. To the greatest extent permitted by law, a Partner shall not be liable to another Partner under this Agreement or the Act with respect to any business of the Partnership (whether the Selected Business or the Residual Business) by reason of any fiduciary or similar duty, provided that this section shall in no way excuse any Partner from the performance of its obligations and liabilities under this Agreement or the other Transaction Agreements.

                  (g) TAX MATTERS PARTNER. The tax matters partner of the Partnership pursuant to Code Section 6231(a)(7) (the "TAX MATTERS PARTNER") shall be TWE or any successor tax matters partner designated by TWE. The Tax Matters Partner shall , except as otherwise provided in Section 5.11, have all powers necessary to perform fully its responsibilities under the Code. To the extent and in the same manner as provided by applicable law, the Tax Matters Partner (i) shall furnish the name, address, and taxpayer identification number of each Partner to the Secretary of the Treasury or his delegate and (ii) shall keep each Partner informed of any administrative and judicial proceedings for the adjustment at the Partnership level of any items required to be taken into account by such Partner for income tax purposes. The Tax Matters Partner shall give notice to each Partner of a Partnership audit affecting such Partner. The Tax Matters Partner shall prepare and file, or cause to be prepared and filed, all tax returns (including amended tax returns) filed by the Partnership. The Tax Matters Partner shall be reimbursed by the Partnership for all out-of-pocket costs and expenses incurred by it in connection with any administrative or judicial proceeding with respect to any tax matter involving the Partnership or the Partners in their capacity as Partners; provided, that, with respect to any taxable period (or portion thereof) beginning on or after August 1, 2002, such reimbursement shall be made only out of cash attributable to the Residual Business, and not the Selected Business.

                  (h) COMPENSATION OF PARTNERS AND REIMBURSEMENT OF EXPENSES AFTER THE DATE HEREOF. This Section 3.1(h) shall apply to services rendered after the date hereof.

                           (i)      TWE shall be compensated by the Residual
Business for its services as Managing Partner in an amount equal to (A) the Partnership's pro rata share, based on the ratio of the number of Subscribers served by the Residual Systems to the total number of Subscribers served by the Residual Systems and the Other TWE Systems, of the following: (1) TWE Cable Expenses (as defined below), (2) the management fees payable by TWE to USW pursuant to Section 8(h) of the Admission Agreement, dated as of May 16, 1993, between TWE and USW, attributable to services received by the TWE Cable Division, and (3) TWE's obligations under Section 17.7(b) of the TWE Partnership

Agreement (or any successor provision) to reimburse ATW with respect to options exercised by employees of TWE's Cable Division (other than (x) Eligible Option Holders (who are covered by paragraph (iii) below) and (y) system-level employees of TWE who perform substantially all of their duties on behalf of one or more Other TWE Systems), and (B) all specific costs and expenses incurred by TWE and its Affiliates on behalf of the Partnership. For purposes of the foregoing, "TWE CABLE EXPENSES" shall mean all expenses incurred in connection with managing and operating the TWE Cable Division (other than direct and identifiable costs or expenses relating to the Other TWE Systems, which would not be appropriately allocated to the Partnership); provided that such expenses shall be calculated net of any management fees received by TWE with respect to the management of partially owned Systems ("MANAGED SYSTEMS"), it being understood that in determining the Partnership's pro rata share of any costs or expenses described in this Section 3.1(h), the Subscribers served by the Managed Systems shall be excluded from the number of Subscribers served by the Residual Systems and the number of Subscribers served by the Other TWE Systems. By way of example, TWE Cable Expenses include, without limitation, the general costs and expenses incurred by or allocated to the TWE Cable Division in connection with the development of the Full Service Network and telephony service and legal expenses incurred by the TWE Cable Division in connection with legal proceedings (such as "test cases") which generally affect the TWE Cable Division, but do not include expenses incurred in connection with the current operations of NY 1. Notwithstanding the foregoing, to the extent that any TWE Cable Expenses are paid more than one year beyond the end of the year in which such expenses arise, the Partnership shall reimburse TWE for such expenses when such expenses are paid; and to the extent that any TWE Cable Expenses are paid more than one year in advance of the year in which they arise, the Partnership shall reimburse TWE for such expenses when they are paid. The Partnership shall reimburse TWE for all costs and expenses for each calendar month for which TWE is entitled to reimbursement hereunder on the fifteenth day of such month based on TWE's reasonable estimate thereof; provided that any discrepancies between actual costs (as set forth in a certificate signed by an appropriate officer of TWE) and estimated costs and expenses shall be settled quarterly in arrears by payment by the Partnership to TWE of the amount of any underpayment for such quarter or by allocating to the Partnership a credit against future payments required by this paragraph in the amount of any overpayment for such quarter.

                           (ii)     Subject to the Services Agreement in respect
of the Selected Business, TWE, as Managing Partner, shall make all programming and any other service or product decisions with respect to the Partnership Systems, and shall use reasonable best efforts to cause such systems to be included in all programming and other relevant agreements to which the TWE Cable Division or any of its Controlled Affiliates is a party. Subject to the Services Agreement in respect of the Selected Business, TWE shall be compensated by the Partnership for such programming as follows (whether or not the Partnership Systems are included within such programming or other agreements):

                                    (A)      With respect to Third Party
         Programming (as defined below), the Partnership shall pay TWE for such programming at a net effective rate (taking into account the appropriate economic benefit and/or detriment to TWE, if any, including, without limitation, discounts, credits, marketing support, rate reimbursement, advertising support, channel position fees, rebates, prepayment loans, deductions for unallocated accounts and other incentives) equal to the net effective rate per subscriber paid or accrued for such programming by the TWE Cable Division or its Controlled Affiliate pursuant to the master programming agreement or similar agreement between the provider of such programming and the TWE Cable Division or such Controlled Affiliate.

                                    (B)      With respect to any other
         programming, the Partnership shall pay TWE for such programming at a rate equal to the pro rata portion of the costs to TWE or such Affiliate of producing such programming (such pro rata portion to be determined based on the ratio of the number of Subscribers served by the Partnership Systems offering such programming to the total number of Subscribers served by the Partnership Systems and the Other TWE Systems offering such programming, or, in the case of a la carte programming, the ratio of the number of Partnership System Subscribers subscribing to such programming to the number of Subscribers of the Partnership Systems and the Other TWE Systems subscribing to such programming).

         For the purpose of the foregoing, subject to the provisions of the Services Agreement in respect of the Selected Business, "THIRD PARTY PROGRAMMING" shall mean (x) any programming purchased by the TWE Cable Division or any of its Controlled Affiliates from any person that is not a Wholly-Owned Affiliate (as defined below) of TWE and (y) any programming (including, without limitation, HBO and Cinemax) purchased by the TWE Cable Division or its Controlled Affiliates from TWE or any of its Wholly-Owned Affiliates (as defined below), provided, with respect to this clause (y), that (1) such programming is offered by TWE or such Affiliate to unaffiliated third parties for use on Systems, and (2) the amount paid by the TWE Cable Division or its Controlled Affiliates for such programming is consistent with the amount paid for such programming by similarly situated third parties and is otherwise consistent with the principles previously agreed to by the parties. "WHOLLY-OWNED AFFILIATE" of TWE shall mean (x) any division or subdivision of TWE or (y) any direct or indirect subsidiary of TWE all of the capital stock or other equity interests of which are owned, directly or indirectly, by TWE.

         The parties acknowledge that the amounts required to be paid by the Partnership pursuant to this clause (ii) are to be used in calculating TWEAN's Programming Payable (as defined in the Services Agreement). In accordance with
Section 2.2 of the Services Agreement, a portion of such amount will be paid to TWE Cable directly by the Selected Subsidiary.

                           (iii)    Upon exercise by any Eligible Option Holder
(as defined below) of options to purchase securities of ATW or any of its Affiliates ("ATW SECURITIES"), the Residual Business shall pay to TWE for each share of stock or each $1,000 principal amount of debt securities, as the case may be (such share or $1,000 principal amount being referred to herein as a "unit" of ATW Securities), issuable upon exercise of such options an amount equal to the excess of (A) the Closing Price (as defined below) of a unit of such ATW Securities as of the date of exercise, over (B) either (1) for options issued prior to the Initial Closing Date, the greater of
(x) the exercise price paid by such Eligible Option Holder for each such unit of ATW Securities and (y) the Closing Price of a unit of such ATW Securities on the Initial Closing Date, or (2) for options issued after the Initial Closing Date, the exercise price paid by such Eligible Option Holder for each such unit of ATW Securities.

         For the purpose of this Section 3.1(h)(iii), the term "ELIGIBLE OPTION HOLDER" shall mean any officer or other employee of the Partnership or of TWE or any of its Subsidiaries who (x) in such capacity performs substantially all of his or her duties on behalf of the Partnership and (y) has been, or from time to time is, issued options to purchase units of ATW Securities; and the term "CLOSING PRICE" shall mean, with respect to any ATW Securities on any day, the last reported sale price of a unit of such ATW Securities (regular way) on such day as shown on the New York Stock Exchange ("NYSE") Composite Transaction Tape, or in case no such sale takes place on such day, the average of the closing bid and asked prices of a unit of such ATW Securities on such day on the NYSE, or, if such ATW Securities are not listed or admitted to trading on the NYSE, on the principal national securities exchange on which such ATW Securities are listed or admitted to trading, or, if they are not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices of such ATW Securities on such day as reported by NASDAQ, or if such ATW Securities are not so reported, the average of the closing bid and asked prices of a unit of such ATW Securities on such day as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by ATW for that purpose; provided that in each case, the Closing Price shall be equitably adjusted to take into account any recapitalizations, reclassifications, mergers, consolidations, spin-offs, extraordinary dividends or distributions, subdivisions or combinations or the like affecting the ATW Securities.

                           (iv)     Except as expressly provided in the
Restructuring Transaction Agreements or herein, including without limitation
Section 3.1(g), Section 3.1(h), Section 3.1(i) and Section 13.1 of this Agreement, or in the Original Contribution Agreement, no Partner shall be entitled hereunder, without the prior written consent of the other Partners, to compensation for its services on behalf of the Partnership, the Residual Business or the Selected Business or to be reimbursed for any costs or expenses incurred by such Partner or any of its Affiliates, agents, or representatives on behalf of the Partnership, the Residual Business or the Selected Business.

                           (v)      Each of the Partners shall bear its own
expenses, including fees and expenses of legal counsel, financial advisors, brokers or finders, and consultants incurred by it or its Affiliates in the negotiation and preparation of this Agreement.

                  (i) COMPENSATION OF PARTNERS AND REIMBURSEMENT OF EXPENSES ON OR PRIOR TO DATE HEREOF. For services rendered on or prior to the date hereof, TWE shall be compensated by the Residual Business and the Selected Business in accordance with Section 3.1(h) of the Second Amended Agreement, and such compensation shall be subject to the provisions of the Second Amended Agreement, including, without limitation, Section 3.1(h)(vii) thereof and the last three sentences of Section 3.1(h)(i) thereof and the parties shall comply with such provisions.

         3.2 LIMITATIONS ON MANAGEMENT POWERS. Notwithstanding any provision in this Agreement or any Restructuring Transaction Agreement to the contrary, and in addition to any other consent or approval that may be required by the express terms of this Agreement, neither the Partnership nor any of its Subsidiaries shall, and neither the Managing Partner nor any Partner individually shall have the authority to, and neither TWE nor Advance/Newhouse shall cause the Partnership or any of its Subsidiaries to, take any of the following actions without (i) the consent of the Partners or (ii) the unanimous consent (in person or by proxy) of all members of the Executive Committee:

                  (a) sell, assign, or otherwise dispose of all or substantially all of the assets of the Residual Business or the Selected Business, in each case taken as a whole, except upon the restructuring of the Partnership in accordance with Section 8 or Section 12 of this Agreement;

                  (b) merge or consolidate the Residual Business or the Selected Business with any other Person;

                  (c) liquidate or dissolve the Residual Business or the Selected Business;

                  (d) admit any new member, or otherwise issue equity in, the Residual Business or the Selected Business, or establish the terms and conditions of any such admission or issuance; provided, for the avoidance of doubt, that nothing herein shall limit the ability of TWEAN to change the allocation of equity as between TWE and Paragon, including through the issuance of additional equity to one of such Partners, thereby diluting the equity of the other such Partner; provided that such issuance does not adversely affect Advance/Newhouse;

                  (e) the incurrence, creation or assumption by the Residual Business of any additional Indebtedness if the ratio of (x) all Indebtedness of the Residual Business (including such additional Indebtedness), to (y) EBITDA of the Residual Business for the last four fiscal quarters, would exceed 5:1;

                  (f) incurrance, creation or assumption by the Selected Business of any additional Indebtedness if the ratio of (x) all Indebtedness of the Selected Business (including such additional Indebtedness), to (y) EBITDA of the Selected Business for the last four fiscal quarters, would exceed 5:1;

                  (g) enter into a new line of business that is reasonably expected to require an investment in excess of $50,000,000 without providing three months' prior written notice to the Partners;

                  (h)      require capital contributions from any Partner;

                  (i) commence any bankruptcy or insolvency proceeding, acquiesce in the appointment of a receiver, trustee, custodian or liquidator, admit to the material allegations of a petition filed against the Residual Business in any bankruptcy proceeding or make, execute or deliver any general assignment for the benefit of the Residual Business's creditors; or

                  (j) commence any bankruptcy or insolvency proceeding, acquiesce in the appointment of a receiver, trustee, custodian or liquidator, admit to the material allegations of a petition filed against the Selected Business in any bankruptcy proceeding or make, execute or deliver any general assignment for the benefit of the Selected Business's creditors.

         In addition, notwithstanding any provision in this Agreement or any Restructuring Transaction Agreement to the contrary, and in addition to any other consent or approval that may be required by the express terms of this Agreement, neither the Partnership nor the Managing Partner shall have the authority to, and shall not cause the Partnership to, take any of the following actions without (x) the consent of the Partners or (y) the unanimous consent (in person or by proxy) of all members of the Executive Committee: (A) sell, give, assign, hypothecate, pledge, encumber, grant a security interest in or otherwise dispose of (whether by operation of law or otherwise) any equity interest in the Selected Subsidiary (except in accordance with the Refinancing Consent) or (B) enter into any agreement that would restrict distributions of cash or other assets from the Selected Subsidiary to Advance/Newhouse.

         3.3      FINANCING THE SELECTED BUSINESS. From and after August 1,
2002,

                  (a) the Partnership shall promptly remit to Advance/Newhouse (or, in the case of cash, to the accounts as may be designated from time to time by Advance/Newhouse in writing) any cash amounts or other assets or property thereafter received by the Partnership that should have been received by the Selected Business; and

                  (b) Advance/Newhouse shall be solely responsible for providing cash and any other capital needed by the Selected Business, including for any amounts due and owing to TWE or any of its Affiliates pursuant to the Restructuring Transaction Agreements.

SECTION 4         PARTNERSHIP CAPITAL

         4.1

                  PARTNERSHIP UNITS. All Prior Partnership Units held or receivable by the Partners immediately prior to August 1, 2002 were converted as of August 1, 2002 as follows:

                  (a)      TWE AND PARAGON.

                           (i)      TWE's Prior Common Partnership Units were
converted into 9715 Series RB Common Partnership Units and TWE's Prior Preferred Partnership

Units were converted into 24,415 Series C Preferred Partnership Units (which shall be deemed to have been issued on the Fourth Effective Date); and

                           (ii)     Paragon's Prior Common Partnership Units
were converted into 285 Series RB Common Partnership Units and Paragon's Prior Preferred Partnership Units were converted into 150,190 Series A Preferred Partnership Units (which shall be deemed to have been issued on the First Effective Date), 30,084 Series B Preferred Partnership Units (which shall be deemed to have been issued on the Second Effective Date), 27,264 Series B Preferred Partnership Units (which shall be deemed to have been issued on the Third Effective Date) and 2,732 Series C Preferred Partnership Units (which shall be deemed to have been issued on the Fourth Effective Date), respectively.

                  (b) ADVANCE/NEWHOUSE. Advance/Newhouse's Prior Partnership Units were converted into 100 Series SB Common Partnership Units.

         4.2      CONTRIBUTIONS.

                  (a) NO FURTHER CONTRIBUTIONS REQUIRED. No Partner shall be required to make further capital contributions.

                  (b) TREATMENT OF CONTRIBUTIONS. Any capital contributed to the Partnership by TWE or Paragon after August 1, 2002, and any capital contributed to the Partnership by any Partner on August 1, 2002, shall be applied to and used for the exclusive benefit of the Residual Business. Any capital contributed to the Partnership by Advance/Newhouse after August 1, 2002 shall be applied to and used for the exclusive benefit of the Selected Business.

         SECTION 5A        TAX MATTERS RELATING TO RESTRUCTURING TRANSACTIONS

         5A.1     REDEMPTION OF ADVANCE/NEWHOUSE'S PARTNERSHIP INTEREST.
Advance/Newhouse, TWE and Paragon agree that, as of August 1, 2002, for all Income Tax Purposes, the Selected Business shall be treated as having been distributed to Advance/Newhouse in complete redemption of its interest in the Partnership. Accordingly, as of August 1, 2002, Advance/Newhouse shall no longer constitute a partner of the Partnership for all Income Tax purposes, and any reference in Section 5 (other than Section 5.7 (in the event that Section 5A.3 becomes applicable) or Section 5.9, 5.10 or 5.11) to "Partner" or "Partners" shall not include Advance/Newhouse.

         5A.2     NO PARTNERSHIP BETWEEN SELECTED BUSINESS AND RESIDUAL
BUSINESS. Advance/Newhouse, TWE and Paragon agree to take the position for all Income Tax purposes that the Selected Business and the Residual Business are not operated as a partnership at any time on or after August 1, 2002, unless required to do otherwise as a result of a Final Determination that the Selected Business and Residual Business are operated as a partnership. In furtherance of the foregoing, the parties agree to the following:

                           (i)      Distributions to TWE and Paragon, and the
Partnership distributions provided in Section 5.1, shall be made only from the Residual Business (and not the Selected Business), and the allocations provided in Sections 5.3, 5.5 and 5.6 shall be made only with respect to the Residual Business (and not the Selected Business);

                           (ii)     Distributions to Advance/Newhouse, and the
distributions provided in Section 5.9, shall be made only from the Selected Business (and not the Residual Business);

                           (iii)    Advance/Newhouse shall not be entitled to
any distributions of cash from the Partnership under Section 5, except as provided in Section 5.9;

                           (iv)     Advance/Newhouse shall not share in any
portion of any item of income, gain, loss, deduction or other tax items attributable to the Residual Business;

                           (v)      All items of income, gain, loss, deduction
and other tax items attributable to the Selected Business shall be treated as derived directly by Advance/Newhouse (and not through an interest in the Partnership) for all Income Tax purposes, except as may be required as a result of a Final Determination that the Selected Business and Residual Business are operated as a partnership; and

                           (vi)     All items of income, gain, loss, deduction
and other tax items attributable to the Residual Business shall be allocated between TWE and Paragon pursuant to the provisions of Section 5.

         5A.3     RECHARACTERIZATION AS PARTNERSHIP FOR TAX PURPOSES. In the
event of a Final Determination that the Selected Business and the Residual Business are operated as a partnership for any Income Tax purpose, the following provisions shall apply:

                           (i)      Income, gain, loss, deduction and other tax
items attributable to the Selected Business shall be allocated 100% to Advance/Newhouse; and

                           (ii)     Income, gain, loss, deduction and other tax
items attributable to the Residual Business shall be allocated between TWE and Paragon pursuant to the provisions of Section 5.3.

SECTION 5         CASH DISTRIBUTIONS; ALLOCATIONS OF PROFITS AND LOSSES;
                  ADJUSTMENTS AND TAX PROCEEDINGS

         5.1      DISTRIBUTIONS WITH RESPECT TO THE RESIDUAL BUSINESS.

                  (a) DISTRIBUTIONS PRIOR TO SIXTH ANNIVERSARY. Except as provided in Sections 5.1(d) and 5.1(e), prior to the sixth anniversary of the First Effective Date, all distributions by the Partnership shall be made as follows:

                           (i)      [INTENTIONALLY OMITTED]

                           (ii)     With respect to any Fiscal Year in which
Paragon and TWE are expected (based on the Managing Partner's good faith estimate) to be allocated Net Profit pursuant to Section 5.3(b)(ii), the Partnership shall, at least quarterly, distribute (to the extent not prohibited by any applicable contractual restrictions) all Distributable Cash to Paragon and TWE (on a PARI PASSU basis in proportion to the excess amounts calculated for each of them in clauses (A) and (B) below, respectively):

                                    (A)      until Paragon shall have received
         distributions, with respect to the Series A Preferred Partnership Units, the Series B Preferred Partnership Units and the Series C Preferred Partnership Units held by it in an amount equal to the excess of (I) the sum of (x) such estimated Net Profit expected to be allocated to such Partner pursuant to Section 5.3(b)(ii)(A) and (y) the Net Profit allocated to such Partner pursuant to Section 5.3(b)(ii)(A) for all prior Fiscal Years, over (II) the distributions to Paragon pursuant to this Section 5.1(a)(ii)(A) for all prior Fiscal Years, which distributions shall be allocated among the Series A Preferred Partnership Units, the Series B Preferred Partnership Units and the Series C Preferred Partnership Units held by Paragon, PARI PASSU, in proportion to such excess amount calculated for each of them; and

                                    (B)      until TWE shall have received
         distributions with respect to the Series C Preferred Partnership Units held by it in an amount equal to the excess of (I) the sum of (x) such estimated Net Profit expected to be allocated to such Partner pursuant to Section 5.3(b)(ii)(B) and (y) the Net Profit allocated to such Partner pursuant to Section 5.3(b)(ii)(B) for all prior Fiscal Years, over (II) the distributions to TWE pursuant to this Section 5.1(a)(ii)(B) for all prior Fiscal Years.

                           (iii)    After the Partnership has made distributions
with respect to the Series A Preferred Partnership Units, Series B Preferred Partnership Units and Series C Preferred Partnership Units in accordance with clause (ii), the Partnership shall, at least quarterly, distribute (to the extent not prohibited by any applicable contractual restrictions) to the Partners Distributable Cash, in proportion to the respective amounts required to be distributed to each such Partner pursuant to this Section 5.1(a)(iii), in an amount equal to 25 percent of such Partner's Net Tax Amount for the taxable year that includes such calendar quarter (as estimated in good faith by the Managing Partner). The Managing Partner's estimate of such Partner's Net Tax Amount for such year shall be revised prior to each distribution for such year and upon the filing of the Partnership's Federal income tax return for such year, and following such revision, (y) the Partnership shall distribute to such Partner the excess (if any) of the amount that should have been distributed to such Partner pursuant to this Section 5.1(a)(iii) based on such revised estimate, over the amount actually distributed to such Partner pursuant to this Section 5.1(a)(iii), plus interest thereon at the rate paid by the Partnership on its senior Indebtedness, or (z) such Partner shall contribute to the Partnership the excess (if any) of the amount actually distributed to such Partner pursuant to this Section 5.1(a)(iii) over the amount that should have been distributed to such Partner pursuant to this Section 5.1(a)(iii) based on such revised estimate, plus interest thereon at the rate paid by the Partnership on its senior Indebtedness. To the extent there is insufficient available cash to make distributions pursuant to this Section 5.1(a)(iii) at the time required, the Partnership shall pay interest on such shortfall at the rate paid by the Partnership on its senior Indebtedness, and such interest shall be paid out of the Partnership's first available Distributable Cash.

                           (iv)     After the Partnership has made the
distributions required by clauses (ii) and (iii), any remaining Distributable Cash shall, at least quarterly, be distributed to the Partners in accordance with their Residual Percentage Interests; provided, however, that during the period ending on the third anniversary of the Fourth Effective Date, distributions to any Partner pursuant to this Section 5.1(a)(iv) shall not, without the consent of TWE, exceed an amount which, when added to the distributions to such Partner pursuant to Section 5.1(a)(iii), exceed the sum of
(x) such Partner's permitted "operating cash flow distribution," as determined pursuant to Treasury Regulation Section 1.707-4(b), and (y) the amount of Partnership indebtedness incurred by the Partnership during the taxable year that includes such calendar quarter and the proceeds of which are distributed to the Partners, to the extent such indebtedness is included in such Partner's basis in its interest in the Partnership pursuant to Code Section 752 and Treasury Regulation Section 1.707-5(a)(2).

                  (b) DISTRIBUTIONS AFTER SIXTH ANNIVERSARY. Except as provided in Sections 5.1(d) and 5.1(e), on and after the sixth anniversary of the First Effective Date, all distributions by the Partnership shall be made as follows:

                           (i)      [INTENTIONALLY OMITTED]

                           (ii)     With respect to any Fiscal Year in which
Paragon and TWE are expected (based on the Managing Partner's good faith estimate) to be allocated Net Profit pursuant to Section 5.3(b)(ii), the Partnership shall, at least quarterly, distribute (to the extent not prohibited by any applicable contractual restrictions) all Distributable Cash to Paragon and TWE (on a PARI PASSU basis in proportion to the excess amounts calculated for each of them in clauses (A) and (B) below, respectively):

                                    (A)      until Paragon shall have received
         distributions, with respect to the Series A Preferred Partnership Units, the Series B Preferred Partnership Units and the Series C Preferred Partnership Units held by it in an amount equal to the excess of (I) the sum of (x) such estimated Net Profit expected to be allocated to such Partner pursuant to Section 5.3(b)(ii)(A) and (y) the Net Profit allocated to such Partner pursuant to Section 5.3(b)(ii)(A) for all prior Fiscal Years, over (II) the distributions to Paragon pursuant to this Section 5.1(b)(ii)(A) and Section 5.1(a)(ii)(A) for all prior Fiscal Years, which distributions shall be allocated among the Series A Preferred Partnership Units, the Series B Preferred Partnership Units and the Series C Preferred Partnership Units held by Paragon, PARI PASSU, in proportion to such excess amount calculated for each of them; and

                                    (B)      until TWE shall have received
         distributions with respect to the Series C Preferred Partnership Units held by it in an amount equal to the excess of (I) the sum of (x) such estimated Net Profit expected to be allocated to such Partner pursuant to Section 5.3(b)(ii)(B) and
         (y) the Net Profit allocated to such Partner pursuant to Section 5.3(b)(ii)(B) for all prior Fiscal Years, over (II) the distributions to TWE pursuant to this Section 5.1(b)(ii)(B) and Section 5.1(a)(ii)(B) for all prior Fiscal Years.

                           (iii)    After the Partnership has made distributions
with respect to the Series A Preferred Partnership Units, the Series B Preferred Partnership Units and the Series C Preferred Partnership Units in accordance with clause (ii), the Partnership shall, at least quarterly, distribute (to the extent not prohibited by any applicable contractual restrictions) to the Partners Distributable Cash, in proportion to the respective amounts required to be distributed to each such Partner pursuant to this Section 5.1(b)(iii), in an amount equal to 25 percent of such Partner's Net Tax Amount for the taxable year that includes such calendar quarter (as estimated in good faith by the Managing Partner). The Managing Partner's estimate of such Partner's Net Tax Amount for such year shall be revised prior to each distribution for such year and upon the filing of the Partnership's Federal income tax return for such year, and following such revision, (y) the Partnership shall distribute to such Partner the excess (if any) of the amount that should have been distributed to such Partner pursuant to this Section 5.1(b)(iii) based on such revised estimate, over the amount actually distributed to such Partner pursuant to this Section 5.1(b)(iii), plus interest thereon at the rate paid by the Partnership on its senior Indebtedness, or (z) such Partner shall contribute to the Partnership the excess (if any) of the amount actually distributed to such Partner pursuant to this Section 5.1(b)(iii) over the amount that should have been distributed to such Partner pursuant to this Section 5.1(b)(iii) based on such revised estimate, plus interest thereon at the rate paid by the Partnership on its senior Indebtedness. To the extent there is insufficient available cash to make distributions pursuant to this Section 5.1(b)(iii) at the time required, the Partnership shall pay interest on such shortfall at the rate paid by the Partnership on its senior Indebtedness, and such interest shall be paid out of the Partnership's first available Distributable Cash.

                           (iv)     After the Partnership has made the
distributions required by clauses (ii) and (iii), the Partnership shall distribute (to the extent not prohibited by any applicable contractual restrictions) any remaining Distributable Cash to Paragon and TWE on a PARI PASSU basis in redemption of outstanding Series A Preferred Partnership Units, Series B Preferred Partnership Units and Series C Preferred Partnership Units, at a redemption price of $1,000 per Series A Preferred Partnership Unit, Series B Preferred Partnership Unit or Series C Preferred Partnership Unit, as the case may be, so that the Partnership shall have redeemed such Series A Preferred Partnership Units, Series B Preferred Partnership Units and Series C Preferred Partnership Units in accordance with the following:

                                   (A)      Prior to the seventh anniversary of
         the First Effective Date, the Partnership shall have redeemed one-third of the number of Series A Preferred Partnership Units and Series B Preferred Partnership Units originally issued pursuant to Section 4.2(a)(v)(B) or Section 4.2(b) of the First Amended Agreement;

                                    (B)      Prior to the eighth anniversary of
         the First Effective Date, the Partnership shall have redeemed, in the aggregate, two-thirds of the number of Series A Preferred Partnership Units and Series B Preferred Partnership Units, plus one-third of the number of Series C Preferred Partnership Units, in each case that were originally issued pursuant to Sections 4.2(a)(v)(B) and 4.2(b) of the First Amended Agreement; and

                                    (C)      Prior to the ninth anniversary of
         the First Effective Date, the Partnership shall have redeemed, in the aggregate, all of the outstanding number of Series A Preferred Partnership Units and Series B Preferred Partnership Units, plus two-thirds of the number of Series C Preferred Partnership Units, in each case that were originally issued pursuant to Sections 4.2(a)(v)(B) and 4.2(b) of the First Amended Agreement; and

                                    (D)      On and after the tenth anniversary
         of the First Effective Date, the Partnership shall have redeemed all outstanding Series A Preferred Partnership Units, Series B Preferred Partnership Units and Series C Preferred Partnership Units.

         Each distribution pursuant to this Section 5.1(b)(iv) shall be made with respect to the Series A Preferred Partnership Units, the Series B Preferred Partnership Units and Series C Preferred Partnership Units, as applicable, held by Paragon and TWE, pari PASSU, in proportion to the number of each outstanding.

                           (v)      After the Partnership shall have made all
distributions required by clauses (ii), (iii) and (iv), any remaining Distributable Cash shall, at least quarterly, be distributed to the Partners in accordance with their Residual Percentage Interests.

                  (c)      [INTENTIONALLY OMITTED]

                  (d) NET PROCEEDS OF SALE. Following the sale, exchange, or other disposition of all or substantially all of the assets of the Partnership, or upon the liquidation of the Partnership within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(g), and after payment of, or adequate provision for, the debts and obligations of the Partnership, the remaining assets of the Partnership shall be distributed to the Partners (after giving effect to all contributions, distributions, allocations, and other Capital Account adjustments for all taxable years, including the year during which such liquidation occurs) as follows:

                           (i)      [INTENTIONALLY OMITTED]

                           (ii)     First, the Priority Return accrued and
unpaid as of the date of liquidation shall be distributed to Paragon and TWE in respect of the Series A Preferred Partnership Units, the Series B Preferred Partnership Units and the Series C Preferred Partnership Units held by each of them, as applicable, on a PARI PASSU basis in proportion to the amounts of such returns;

                           (iii)    Second, all outstanding Series A Preferred
Partnership Units, Series B Preferred Partnership Units and Series C Partnership Units shall be redeemed at a redemption price of $1,000 per Series A Preferred Partnership Unit, Series B Partnership Unit or Series C Partnership Unit, as the case may be; and

                           (iv)     Finally, the remaining assets of the
Partnership shall be distributed to the Partners so as to effectuate the agreement among the Partners that the distributions remaining after paying Taxes on the Partners' Special Income and Gross Profit and Gross Loss allocated under
Section 5.3(d)(ii) with respect to the year of such distribution are in proportion to their respective Residual Percentage Interests, assuming all Partners are taxed at the Special Effective Tax Rate.

                  (e) WITHHOLDING. All amounts withheld pursuant to the Code or any provision of any state or local tax law with respect to any payment or distribution to a Partner shall be treated as amounts distributed to such Partner pursuant to Section 5.1 for all purposes of this Agreement.

         5.2 APPLICATION OF FIRST AMENDED AGREEMENT. For the avoidance of doubt, any reference to an allocation or distribution for any prior Fiscal Year pursuant to Section 5 (or any subsection thereof) of this Agreement shall include, as appropriate, any allocation or distribution pursuant to Section 5 (or the corresponding section thereof) of the First Amended Agreement.

         5.3 ALLOCATIONS OF NET PROFIT AND NET LOSS WITH RESPECT TO THE RESIDUAL BUSINESS.

                  (a)      [INTENTIONALLY OMITTED]

                  (b) ALLOCATIONS OF NET PROFIT. Except as otherwise provided in Section 5.3(d), after giving effect to the allocations provided in
Section 5.5, the Net Profit for each Fiscal Year (or portion thereof) shall be allocated to the Partners as follows:

                           (i)      First, Net Profit shall be allocated to
Paragon and TWE (on a PARI PASSU basis in proportion to the excess amounts calculated in clauses (A) and (B) below, respectively):

                                   (A)      until Paragon shall have been
         allocated, with respect to the Series A Preferred Partnership Units, the Series B Preferred Partnership Units and the Series C Preferred Partnership Units held by it, Net Profit in an amount equal to the excess, if any, of (I) the aggregate Net Loss allocated to Paragon pursuant to Section 5.3(c)(ii)(A) for all prior Fiscal Years over (II) the aggregate Net Profit allocated to such Partnership Units pursuant to this Section 5.3(b)(i)(A) for all prior Fiscal Years, which allocation shall be divided among the Series A Preferred Partnership Units, the Series B Preferred Partnership Units and the Series C Preferred Partnership Units held by Paragon, PARI PASSU, in proportion to such excess amount calculated for each of them; and

                                    (B)      until TWE shall have been
         allocated, with respect to the Series C Preferred Partnership Units held by it, Net Profit in an amount equal to the excess, if any, of (I) the aggregate Net Loss allocated to TWE pursuant to Section 5.3(c)(ii)(B) for all prior Fiscal Years over (II) the aggregate Net Profit allocated to such Partnership Units pursuant to this Section 5.3(b)(i)(B) for all prior Fiscal Years.

                           (ii)     Second, Net Profit shall be allocated to
Paragon and TWE (on a PARI PASSU basis in proportion to the excess amounts calculated in clauses (A) and (B) below, respectively):

                                   (A)      until Paragon shall have been
         allocated, with respect to the Series A Preferred Partnership Units, the Series B Preferred Partnership Units and the Series C Preferred Partnership Units held by it, Net Profit in an amount equal to the excess, if any, of (I) the cumulative Series A Priority Return, the cumulative Series B Priority Return and the cumulative Series C Priority Return, in each case accrued through the end of such Fiscal Year (or portion thereof) over (II) the aggregate Net Profit allocated to such Partner pursuant to this Section 5.3(b)(ii)(A) for all prior Fiscal Years, which amount of Net Profit shall be allocated among the Series A Preferred Partnership Units, the Series B Preferred Partnership Units and the Series C Preferred Partnership Units held by Paragon, PARI PASSU, in proportion to such excess amount calculated for each of them; and

                                    (B)      until TWE shall have been allocated
         with respect to the Series C Partnership Units held by it, Net Profit in an amount equal to the excess, if any, of (I) the cumulative Series C Priority Return accrued through the end of such Fiscal Year (or portion thereof) over (II) the aggregate Net Profit allocated to such Partner pursuant to this Section 5.3(b)(ii)(B) for all prior Fiscal Years.

                           (iii)    Third, Net Profit shall be allocated to the
Partners, in proportion to and to the extent of the amount required to be allocated pursuant to this Section 5.3(b)(iii), until each such Partner has been allocated Net Profit pursuant to this Section 5.3(b)(iii) in an amount equal to the excess of (y) such Partner's aggregate Maximum Income Amount for such Fiscal Year and all prior Fiscal Years, over (z) the aggregate Net Profit allocated to such Partner pursuant to this Section 5.3(b)(iii) for all prior Fiscal Years; and

                           (iv)     Thereafter, Net Profit shall be allocated to
the Partners in accordance with their Residual Percentage Interests.

                  (c) ALLOCATIONS OF NET LOSS. Except as otherwise provided in Section 5.3(d), after giving effect to the allocations provided in Section 5.5, Net Loss for each Fiscal Year (or portion thereof) shall be allocated as follows:

                           (i)      First, Net Loss for such Fiscal Year (or
portion thereof) shall be allocated to the Partners in accordance with their Residual Percentage Interests until each Partner's Capital Account is reduced to the sum of (x) the excess, if any, of the aggregate Net Profit allocated to such Partner pursuant to Section 5.3(b)(iii) for all prior Fiscal Years, over the aggregate Special Tax Amounts distributed to such Partner pursuant to Sections 5.1(a)(iii) and 5.1(b)(iii) for all prior Fiscal Years, PLUS (y) the amount of such Partner's Preferred Sub-Account.

                           (ii)     Second, Net Loss for such Fiscal Year (or
portion thereof) shall be allocated to Paragon and TWE (on a PARI PASSU basis in proportion to the excess amounts calculated in clauses (A) and (B) below, respectively):

                                    (A)      with respect to the Series A
         Preferred Partnership Units and the Series B Preferred Partnership Units and the Series C Preferred Partnership Units held by Paragon, until Paragon's Capital Account has been reduced to the excess, if any, of the aggregate Net Profit allocated to Paragon pursuant to Section 5.3(b)(iii) for all prior Fiscal Years, over the aggregate Special Tax Amounts distributed to pursuant to Sections 5.1(a)(iii) and 5.1(b)(iii) for all prior Fiscal Years, which allocation shall be divided among the Series A Preferred Partnership Units, the Series B Preferred Partnership Units and the Series C Preferred Partnership Units held by Paragon, PARI PASSU, in proportion the amount calculated with respect to each of them; and

                                    (B)      with respect to the Series C
         Preferred Partnership Units held by TWE, until TWE's Capital Account has been reduced to the excess, if any, of the aggregate Net Profit allocated to TWE pursuant to Section 5.3(b)(iii) for all prior Fiscal Years, over the aggregate Special Tax Amounts distributed to pursuant to Sections 5.1(a)(iii) and 5.1(b)(iii) for all prior Fiscal Years.

                           (iii)    Thereafter, Net Loss for such Fiscal Year
(or portion thereof) shall be allocated to the Partners in accordance with their Residual Percentage Interests.

                  (d)      ALLOCATION OF GAIN OR LOSS UPON SALE. Notwithstanding
Section 5.3(b) and Section 5.3(c), in the event of a sale, exchange, or other disposition of all or substantially all of the assets of the Partnership, or upon the liquidation of the Partnership within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(g), beginning in the year in which the contract or agreement for such sale is entered into or, if such contract or agreement is entered into on or prior to the date on which the Partnership's Federal income tax return with respect to the prior year is required to be filed (not including any extensions), beginning in such prior year:

                           (i)      First, Gross Profit shall be allocated to
Paragon and TWE (on a PARI PASSU basis in proportion to the excess amounts calculated in clauses (A) and (B) below, respectively):

                                   (A)      until Paragon shall have been
         allocated Gross Profit in an amount equal to the excess, if any, of (I) the sum of (x) the aggregate Net Loss allocated to Paragon pursuant to
         Section 5.3(c)(ii)(A) for all prior Fiscal Years, and (y) the cumulative Series A Priority Return, Series B Priority Return and Series C Priority Return accrued through the end of such Fiscal Year (or portion thereof), over (II) the aggregate Net Profit allocated to Paragon pursuant to Sections 5.3(b)(i)(A) and Section 5.3(b)(ii)(A) for all prior Fiscal Years, which allocation shall be divided among the Series A Preferred Partnership Units, the Series B Preferred Partnership Units and the Series C Preferred Partnership Units held by Paragon, PARI PASSU, in proportion to such excess amount calculated for each of them; and

                                    (B)      Until TWE shall have been allocated
         Gross Profit in an amount equal to the excess, if any, of (I) the sum of (x) the aggregate Net Loss allocated to TWE pursuant to Section 5.3(c)(ii)(B) for all prior Fiscal Years, and (y) the cumulative Series C Priority Return accrued through the end of such Fiscal Year (or portion thereof), over (II) the aggregate Net Profit allocated to TWE pursuant to Sections 5.3(b)(i)(B) and Section 5.3(b)(ii)(B) for all prior Fiscal Years.

                           (ii)     Finally, Gross Profit and Gross Loss shall
be allocated to the Partners so as to cause the credit balance in each Partner's Capital Account to equal, as nearly as possible, the amount each Partner would receive in a distribution on dissolution, if the distribution were made in accordance with Section 5.1(d).

         In the event that such sale or liquidation does not take place within the year following the year of the signing of the contract or agreement, or upon the termination of such contract or agreement, if earlier, allocations of Gross Profit or Gross Loss shall be made to reverse, as rapidly as possible, the effect of any such allocations made pursuant to this Section 5.3(d).

         5.4 SECTION 754 ADJUSTMENT. To the extent any adjustment to the adjusted tax basis of any asset of the Partnership pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Treasury Regulations
Section 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis), and such gain or loss shall be specially allocated to the Partners in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such Section of the Treasury Regulations. Any Partner may cause the Partnership to make any election permitted under Code Section 754.

         5.5 OTHER RULES GOVERNING ALLOCATIONS WITH RESPECT TO THE RESIDUAL BUSINESS.

                  (a) In the event that the Partnership is entitled to an income tax deduction for the excess of the Closing Price of a unit of TWX Securities on the Initial

Closing Date over the exercise price paid by the Eligible Option Holder for such unit of TWX Securities, such deduction and an equal amount of Gross Loss shall be specifically allocated to TWE or Paragon, as appropriate, and TWE or Paragon, as appropriate, shall be deemed to have made a capital contribution to the Partnership in the same amount.

                  (b) In the event that, pursuant to any Final Determination of the Partnership's Taxable Income or Taxable Loss or the Partner's distributive shares thereof, (i) the Partnership's Taxable Income or Taxable Loss is adjusted or (ii) the Partners' distributive shares of the Partnership's Taxable Income or Taxable Loss are adjusted, Gross Profit or Gross Loss shall be allocated to the Partners to reflect the adjustments to the Partnership's Taxable Income or Taxable Loss or the Partners' distributive shares thereof so as to place the Partners as rapidly as possible, in conjunction with any distribution or contribution pursuant to Section 5.1(a)(iii) and Section 5.1(b)(iii), in the same relative positions they would have been in had the Taxable Income or Taxable Loss or distributive shares thereof as adjusted been taken into account originally (including any interest with respect to any deficiency or any refund).

                  (c) In the event that interest is paid by the Partnership to a Partner pursuant to Section 5.1(a)(iii) or Section 5.1(b)(iii), a special allocation of Gross Profit shall be made to such Partner in an amount equal to the amount of such interest.

                  (d) If any fees or other payments deducted for federal income tax purposes by the Partnership are recharacterized by a Final Determination of the Internal Revenue Service as nondeductible distributions to any Partner, then, notwithstanding all other allocation provisions, Gross Profit shall be allocated to such Partner (for each Fiscal Year in which such recharacterization occurs) in an amount equal to the fees or payments recharacterized.

                  (e) All items of Partnership income, gain, loss, deduction, and any other allocations not otherwise provided for shall be allocated among the Partners in the same proportion as they share the Net Profits, Net Losses, Gross Profits or Gross Loss to which such items relate for the Fiscal Year. Any credits against income tax shall be allocated among the Partners in accordance with their Residual Percentage Interests.

                  (f) For any year with respect to which the Partnership is required to pay New York City Unincorporated Business Tax, such tax shall be allocated among the Partners in a manner so that the benefit of any deduction, credit, exemption or exclusion that is available to the Partnership as a result of the activities, income or status of or payments by a particular Partner (a "Credit Partner") shall be allocated entirely to such Credit Partner. The foregoing shall be accomplished by charging the amount of such tax to the Capital Account of any Partner that is not a Credit Partner and by distributing to any Credit Partner an amount that bears the same proportion to such tax as such Credit Partner's Residual Percentage Interest bears to the Residual Percentage Interest of the Partner that is not a Credit Partner.

                  (g)      [INTENTIONALLY OMITTED]

                  (h) In the event that any item or items of income, gain, loss or deduction of the Partnership or any Partner is reallocated between the Partnership and any Partner, then the allocations of the income, gain, loss or deduction of the Company for the year in which such reallocation occurs shall be made in such a fashion that the Capital Accounts of all Partners, after taking into account any deemed contributions or distributions arising in connection with such reallocation, shall be, to the greatest extent possible, in the same amounts as they would have been in had such reallocation not occurred.

         5.6      TAX ALLOCATIONS WITH RESPECT TO THE RESIDUAL BUSINESS.

                  (a) Income, gain, loss, and deduction with respect to any property contributed to the capital of the Partnership, including property purchased with cash contributed to the capital of the Partnership by a Partner shall, solely for tax purposes, be allocated among the Partners so as to take account of any variation between the adjusted basis of such property to the Partnership for Federal income tax purposes and its initial Gross Asset Value in accordance with the remedial allocation method set forth in Treasury Regulations
Section 1.704-3(d).

                  (b) If the Gross Asset Value of any asset of the Partnership is adjusted pursuant to paragraph (ii) of the definition of Gross Asset Value, subsequent allocations of income, gain, loss, and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for Federal income tax purposes and its Gross Asset Value in accordance with Section 704(c) and the Treasury Regulations promulgated thereunder, including Treasury Regulations Sections 1.704-1(b)(4)(i) and 1.704-3(d).

                  (c) Subject to Section 11.5, any election or other decision relating to any allocations pursuant to this Section 5.6 shall be made by the Partnership, upon the approval of such election or other decision by the Managing Partner, in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section 5.6 are solely for purposes of Federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Partner's Capital Account or share of Net Profit, Net Loss, other items, or distributions pursuant to any provision of this Agreement.

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                                                                              44


         5.7      REGULATORY ALLOCATIONS. The provisions of Section 5.3 (and
Section 5A.3, if applicable), are intended to comply with Treasury Regulations
Section 1.704-1(b) and shall be interpreted and applied in a manner consistent with such Treasury Regulation. The Managing Partner shall be authorized to make appropriate amendments to the allocation of items pursuant to Section 5.3 (and
Section 5A.3, if applicable) if necessary to comply with Section 704 of the Code or the applicable Treasury Regulations thereunder; provided that, nothing in this Section 5.7 shall affect any amounts to be distributed to the Partners hereunder (including, in the event that Section 5A.3 becomes applicable, distributions to Advance/Newhouse from the Selected Business).

         5.8 ALLOCATIONS WITH RESPECT TO THE RESIDUAL BUSINESS IN EVENT OF TRANSFER. If any Partnership Units of TWE or Paragon are transferred in accordance with Section 6.1, the Net Profit and Net Loss of the Partnership shall be allocated between the periods before and after the transfer by the closing of the books method. As of the date of such transfer, the transferee shall succeed to the Capital Account, Common Capital Contribution, Series A Preferred Capital Contribution, Series B Preferred Capital Contribution and Series C Preferred Capital Contribution of the transferor Partner, to the extent that the transferor's Capital Account, Common Capital Contribution, Series A Preferred Capital Contribution, Series B Preferred Capital Contribution and Series C Preferred Capital Contribution relate to the transferred interest. This Section shall apply for purposes of computing a Partner's Capital Account and for federal income tax purposes.

         5.9 OTHER DISTRIBUTIONS. Following August 1, 2002, (i) the Partnership hereby authorizes the Selected Business to make payments to Advance/Newhouse out of funds available in the Selected Business as Advance/Newhouse requests in its sole discretion; and (ii) any distribution of cash or other property or assets from the Selected Subsidiary to the Partnership (excluding, for the avoidance of doubt, payments owed to the Partnership or any of its Affiliates under any of the Restructuring Transaction Agreements) shall be delivered by the Partnership to Advance/Newhouse immediately upon receipt by the Partnership and the Partnership hereby authorizes the Selected Subsidiary to make such distributions to Advance/Newhouse.

         5.10     ADJUSTMENTS.

         In the event that, on or after August 1, 2002, an adjustment is made by any Governmental Authority that results in an increase or decrease in Tax owed by any Partner with respect to its Partnership Interest (as defined in the First Amended and Restated Agreement) for any taxable year (or portion thereof) ending prior to August 1, 2002, the following provisions shall apply:

                  (a)      If the adjustment results in an increase in Tax:

                           (i)      no Partner shall have any right of
reimbursement from any other Partner for such increase in Tax; and

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                                                                              45


                           (ii)     Advance/Newhouse shall have no right to
additional distributions, other than from the Selected Business.

                  (b)      If the adjustment results in a decrease in Tax:

                           (i)      no Partner shall have any obligation to make
any payment to any other Partner in respect of such decrease in Tax; and

                           (ii)     no Partner shall have any obligation to make
contributions to the Partnership.

         5.11     TAX PROCEEDINGS.  The Partners agree as follows:

                  (a)      TAX PROCEEDINGS RELATING TO NON-INCOME TAXES.

                           (i)      Advance/Newhouse shall have sole control
over any Tax Proceeding relating to Non-Income Taxes of the Selected Business, regardless of the taxable period to which the proceeding relates.

                           (ii)     TWE shall have sole control over any Tax
Proceeding relating to Non-Income Taxes of the Residual Business, regardless of the taxable period to which the proceeding relates.

                  (b)      TAX PROCEEDINGS RELATING TO INCOME TAXES.

                           (i)      TWE shall handle Tax Proceedings of the
Partnership relating to Income Taxes for all taxable periods (or portions thereof) ending prior to August 1, 2002, pursuant to its authority as Tax Matters Partner.

                           (ii)     Advance/Newhouse shall have sole control
over any Tax Proceeding relating to Income Taxes of the Selected Business for any taxable period (or portion thereof) that begins on or after August 1, 2002.

                           (iii)    TWE shall have sole control over any Tax
Proceeding relating to Income Taxes of the Residual Business for any taxable period (or portion thereof) that begins on or after August 1, 2002.

                  (c)      COOPERATION.

                           (i)      Advance/Newhouse agrees to provide such
cooperation to TWE as TWE may reasonably request in connection with any Tax Proceeding, including providing TWE with access to those portions of the books and records of the Selected Business that may be relevant to such Tax Proceeding.

                           (ii)     TWE agrees to provide such cooperation to
Advance/Newhouse as Advance/Newhouse may reasonably request in connection with any Tax Proceeding, including providing Advance/Newhouse with access to those

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                                                                              46


portions of the books and records of the Residual Business that may be relevant to such Tax Proceeding.

SECTION 6         TRANSFERS OF PARTNERSHIP INTERESTS

         6.1      RESTRICTIONS ON TRANSFER.

                  (a) TRANSFERS GENERALLY PROHIBITED. Except in connection with a restructuring under Section 8.1, prior to the Final Restructuring Date, no Partner shall, directly or indirectly, sell, transfer, assign, grant a participation in, or otherwise dispose of all or any part of its Partnership Interest (including through the issuance of equity interests in such Partner) unless:

                           (i)      the transaction complies with all agreements
entered into by the Partnership with third parties to which transfers of Partnership Interests are subject; and

                           (ii)     the transferee of the Partner's Partnership
Interest is admitted to the Partnership as a Partner and agrees to be bound by all the provisions of this Agreement; and

                           (iii)    the transaction is (A) a transfer of all of
a Partner's Partnership Interest (1) to a Newhouse Family Member, or to an Affiliate of Advance/Newhouse so long as at least 80% of the equity of such Affiliate is owned directly or indirectly by one or more Newhouse Family Members, in the case of Advance/Newhouse, (2) to a Wholly-Owned Affiliate of TWE, in the case of TWE, or (3) to TWE, ATW or a Wholly-Owned Affiliate of TWE or ATW, in the case of Paragon, (B) a transfer to the partners of TWE pursuant to a liquidation of TWE in which ATW or one or more of its Affiliates receives a majority of the Series RB Common Partnership Units owned by TWE, and ATW or such Affiliates agree to assume all the obligations of Managing Partner of the Partnership hereunder, (C) a transfer in connection with the incorporation of TWE (including any public offering of the stock of the corporate successor of TWE) pursuant to Article XIII of the TWE Partnership Agreement or otherwise, provided that ATW (or its Affiliates) exercises control over the corporate successor to TWE, and such corporate successor agrees to assume all the obligations of Managing Partner of the Partnership hereunder, (D) a transfer in connection with the incorporation of Advance/Newhouse or pursuant to a public offering of partnership units in Advance/Newhouse (or of stock in the corporate successor of Advance/Newhouse) so long as, after giving effect to such public offering, Newhouse Family Members would own directly or indirectly at least 20% of the equity interests, and a majority of the voting interests, in Advance/Newhouse (or its corporate successor); (E) an issuance by TWE of any partnership interest in TWE so long as, after giving effect to such issuance, ATW would directly or indirectly own an interest at least equal to the TWI Minimum Interest (as defined in the TWE Partnership Agreement as in effect on September 9, 1994); (F) a "spinoff" or other distribution of TWE or its corporate successor to the shareholders of ATW; or (G) a pledge by any Partner of all or any portion of its Partnership Interests to a bank or other financial institution in connection with securing a bona fide loan made to such Partner; and

                           (iv)     the transferee of such Partner's Partnership
Interests is a domestically incorporated corporation, or a partnership or limited liability company, all of the partners or members of which are domestically incorporated corporations, or partnerships or limited liability companies of such type.

For the purposes of the foregoing, "NEWHOUSE FAMILY MEMBER" shall mean any Person who is a lineal descendant (including adoptees) of Meyer and Rose Newhouse, or any entity which is wholly-owned directly or indirectly by one or more of such lineal descendants, or any trust established for the sole benefit of one or more of such lineal descendants or their spouses.

                  (b) OWNERSHIP. Except as expressly permitted by this Agreement, each Partner shall (i) be the owner of the Partnership Interest indicated in the Partnership's records as being owned by such Partner, and (ii) have sole voting power with respect to its Partnership Interest and will not grant any proxy with respect to such Partnership Interest, enter into any voting trust or other voting agreement or arrangement with respect to such Partnership Interest, or grant any other rights to vote such Partnership Interest; provided, however, that the foregoing shall not limit the ability of a Partner to enter into agreements not inconsistent with this Agreement that restrict such Partner's ability to transfer its Partnership Interest.

                  (c) TRANSFEREES BOUND. After any sale, assignment, transfer, or other conveyance of a Partnership Interest in accordance with the provisions of this Agreement, the transferred Partnership Interest shall continue to be subject to all of the provisions of this Agreement, including the provisions of this Section 6.

SECTION 7        FINANCING COVENANTS AND REPRESENTATIONS

         7.1     REPRESENTATIONS, WARRANTIES AND COVENANTS OF ADVANCE/NEWHOUSE.

                 (a) Advance/Newhouse represents and warrants to the TWE Group that as of August 1, 2002:

                           (i)      the ratio of (A) the sum of all outstanding
Indebtedness of Advance/Newhouse, each of its Controlled Affiliates (including the Selected Business) to (B) EBITDA of the Selected Business for the last four fiscal quarters, is not in excess of 5:1.

                           (ii)     all financing arrangements entered into by
any member of the Advance/Newhouse Group (A) permit the payments required by the Master Transaction Agreement and all Restructuring Transaction Agreements and all transactions contemplated thereby, and (B) are nonrecourse to all members of the TWE Group.

                  (b)      Advance/Newhouse hereby covenants and agrees that:

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                                                                              48


                           (i)      the ratio of (i) the sum of all outstanding
Indebtedness of Advance/Newhouse, each of its Controlled Affiliates (including the Selected Business) to (ii) EBITDA of the Selected Business for the trailing last four complete fiscal quarters, shall not exceed 5:1; and

                           (ii)     all financing arrangements entered into by
any member of the Advance/Newhouse Group shall (A) permit the payments required by the Master Transaction Agreement and all Restructuring Transaction Agreements and all transactions contemplated thereby, and (B) be nonrecourse to all members of the TWE Group.

         7.2      REPRESENTATIONS, WARRANTIES AND COVENANTS OF TWE.

                  (a) TWE represents and warrants to the Advance/Newhouse Group that as of August 1, 2002:

                           (i)      the ratio of (A) the sum of all Indebtedness
of the Residual Business to (B) EBITDA of the Residual Business for the last four fiscal quarters, is not in excess of 5:1; and

                           (ii)     all financing arrangements entered into by
any member of the TWE Group (A) permit the payments required by the Master Transaction Agreement and all Restructuring Transaction Agreements and all transactions contemplated thereby, and (B) are nonrecourse to all members of the Advance/Newhouse Group (excluding any Delayed Transfer Assets or Free Cash Flow included in the Selected Business, but including the Selected Subsidiary).

                  (b)      TWE hereby covenants and agrees that:

                           (i)      the ratio of (i) the sum of all Indebtedness
of the Residual Business to (ii) EBITDA of the Residual Business for the trailing last four complete fiscal quarters, shall not exceed 5:1; and

                           (ii)     all financing arrangements entered into by
any member of the TWE Group shall (A) permit the payments required by the Master Transaction Agreement and all Restructuring Transaction Agreements and all transactions contemplated thereby, and (B) be nonrecourse to all members of the Advance/Newhouse Group (excluding any Delayed Transfer Assets or Free Cash Flow included in the Selected Business, but including the Selected Subsidiary).

                  (c) The Partners and the Partnership have delivered to JP Morgan Chase Bank, as Collateral Agent, on its own behalf and on behalf of the other Secured Parties, a Consent and Agreement dated as of the date hereof (the "Refinancing Consent") relating to certain matters arising under the Credit Agreement and the Guarantee and Collateral Agreement entered into by Advance/Newhouse and certain of its Affiliates as of the date hereof. TWE and Paragon hereby extend to the Advance/Newhouse Group the same agreement set forth in clause 2(a)(vi) of such Refinancing Consent as if the same clause were set forth herein and additionally agree that as so incorporated herein the following clause "(or any subsequent refinancings of such refinanced debt)" shall be deemed to be included after the reference to "Credit Agreement" in such clause.

SECTION 8        RESTRUCTURING OF PARTNERSHIP AT ELECTION OF EITHER PARTNER

         8.1 RESTRUCTURING RIGHTS. Advance/Newhouse or TWE, at any time after the date hereof may, upon written notice (the "RESTRUCTURING NOTICE") to the other Partner, state its intention to cause a restructuring of the Partnership.

                  (a) On the earliest practical date following the delivery of a Restructuring Notice by either Advance/Newhouse or TWE (the date of consummation of restructuring, "FINAL RESTRUCTURING DATE"), the Selected Business shall be distributed to Advance/Newhouse in complete liquidation of its Series SB Partnership Units as follows:

                           (i)      On the Final Restructuring Date, the
Partnership shall execute and deliver to Advance/Newhouse a stock power in blank or other similar form of instrument of assignment, transferring the Partnership's membership interests in the Selected Subsidiary to Advance/Newhouse free and clear of any liens created by the Residual Business and the TWE Group.

                           (ii)     On the Final Restructuring Date,
Advance/Newhouse shall pay cash to TWE by wire transfer of immediately available funds to an account designated by TWE in an amount equal to any accrued and unpaid Pre-Closing Operating Costs (as defined in the Second Amended Agreement).

                           (iii)    On the Final Restructuring Date, the Parents
Agreement and all restrictions thereunder shall automatically terminate without any further action of the parties.

                           (iv)     Consummation of a restructuring pursuant to
this Section 8.1 shall be subject to compliance with applicable laws and receipt of all required approvals from Governmental Authorities not previously received. Each Partner will cooperate and use its commercially reasonable efforts to cause the restructuring to occur as promptly as practicable after the delivery of a Restructuring Notice, including obtaining all consents from Franchising Authorities, Governmental Authorities and other Persons required in connection with the restructuring and otherwise consummating the restructuring in compliance with all applicable laws.

                  (b) As of the Final Restructuring Date, Advance/Newhouse shall no longer be deemed a Partner (as defined in this Agreement) and all of its Partnership Interests shall terminate, except for (x) the rights and obligations of Advance/Newhouse under Section 5.11, this Section 8.1, Section 8.2, Section 8.3, Section 8.4, Section 11.3, Section 13 and Section 11.5 and (y) the rights set forth in Section 3.1(i) in respect of the last three sentences of
Section 3.1(h)(i) of the Second Amended Agreement.

         8.2 LIMITATIONS WITH RESPECT TO THE SELECTED BUSINESS. Until January 1, 2005, Advance/Newhouse may not contribute or assign (on a beneficial basis or otherwise) any assets in the Selected Business or any rights related thereto (a "CONTRIBUTION") to a partnership, limited liability company, joint venture or other entity (a "CONTRIBUTION ENTITY"); provided that nothing herein shall be deemed to (i) prevent Advance/Newhouse from receiving any securities from a third party or parties in connection with a transaction under Section 8.3 or (ii) prevent any transfers of assets in the Selected Business to any Newhouse Family Member, so long as such transferee remains subject to the same provisions of this Agreement with respect to such transferred assets as does Advance/Newhouse. Following such date, Advance/Newhouse may make such contribution of all or any portion of the assets in the Selected Business, so long as the following terms are adhered to in connection with such contribution:

                  (a) In connection with its contribution of assets in the Selected Business, Advance/Newhouse must receive and maintain at least 33.33% of the common equity interests (which may be characterized, in addition to or in lieu of common stock, as partnership interests, whether limited or general, or limited liability company interests) or other similar interests in a Contribution Entity, but subject to Section 8.2(i) below.

                  (b) Advance/Newhouse shall not receive (except as provided in the provisos hereto), and the Contribution Entity shall be prohibited from providing, any consideration in connection with its contribution of assets in the Selected Business to a Contribution Entity other than common equity in such Contribution Entity; provided that nothing herein shall be deemed to limit receipt by Advance/Newhouse of (i) preferred equity interests in such Contribution Entity in consideration for (A) contributions by Advance/Newhouse of additional capital (not constituting assets in the Selected Business), whether in cash or in property, to a Contribution Entity; or (B) Advance/Newhouse foregoing receipt of distributions from the Contribution Entity that are otherwise permitted hereunder; or (ii) up to an aggregate amount equal to the sum of (x) the Assumed Debt (as defined in and as may be adjusted pursuant to the Master Transaction Agreement) plus (y) one-third of the Cash Amount (as defined in and as may be adjusted pursuant to the Master Transaction Agreement), which consideration may be received in any combination of cash or assumption of Indebtedness by the Contribution Entity.

                  (c) Advance/Newhouse may receive distributions from the Contribution Entity, and the Contribution Entity may be allowed to make distributions to Advance/Newhouse, only as provided in this Section 8.2(c). Advance/Newhouse may receive distributions to the extent of its pro rata share of Operating Cash Flow (as hereinafter defined), it being understood and agreed that such Operating Cash Flow shall be determined on a cumulative basis during the entire period of Advance/Newhouse's ownership interest in the Contribution Entity ("REGULAR DISTRIBUTIONS"). In addition to Regular Distributions, Advance/Newhouse may receive distributions to the extent of its pro-rata ownership share in the Contribution Entity of the cash proceeds of (1) borrowings, (2) issuances of equity in the Contribution Entity, or (3) sales of assets by the Contribution Entity or its Subsidiaries ("SPECIAL DISTRIBUTIONS"). Special Distributions (measured on a cumulative basis during the entire period of Advance/Newhouse's ownership interest in the Contribution Entity) to Advance/Newhouse out of the proceeds of borrowings or equity issuances or sales of assets of the Contribution Entity to which the right of first offer described in Section 8.3 does not apply shall not exceed Advance/Newhouse's pro-rata share of an amount equal to (x) 2 times (y) Contribution Entity EBITDA for the twelve month period calculated as of the end of the calendar month immediately preceding the date of the distribution; provided that in connection with an asset sale, in calculating Contribution Entity EBITDA pro forma effect shall be given such asset sale by reducing Contribution Entity EBITDA by the amount of Contribution Entity EBITDA generated by such assets during the preceding twelve month period. Special Distributions resulting from asset sales by the Contribution Entity to which the right of first offer applies will not be subject to the limitations set forth in the preceding sentence. For purposes of this Section 8.2(c), "OPERATING CASH FLOW" shall mean, for any applicable period, the Contribution Entity's consolidated (if applicable) net income (x) plus, for such period, depreciation, amortization, decreases in working capital (other than cash), losses on sales of assets, equity losses, dividends or distributions from subsidiaries to the extent of any income of such subsidiaries previously excluded from this definition of Operating Cash Flow under clause (z) of this sentence, (y) minus, for such period, capital expenditures, increases in working capital (other than cash), gains on sales of assets, equity income (except to the extent of dividends or distributions actually received) and (z) minus, for such period, income from subsidiaries to the extent dividends or distributions from such entities are prohibited (by law or agreement), determined in accordance with generally accepted accounting principles consistently applied; and "CONTRIBUTION ENTITY EBITDA" shall mean, for any applicable period, the Contribution Entity's consolidated (if applicable) operating income before interest, income taxes, depreciation and amortization for such period, determined in accordance with generally accepted accounting principles consistently applied; provided that if for any portion of any applicable period the Contribution Entity was not in existence, Operating Cash Flow and Contribution Entity EBITDA shall be calculated for such portion of the applicable period based on the results of operations of the assets in the Contribution Entity during such portion of the applicable period. It is understood and agreed that nothing in this Partnership Agreement shall be deemed to limit in any respect borrowings by the Contribution Entity or its subsidiaries for purposes other than distributions to its equity holders. For purposes of this clause (c), (i) borrowings by Advance/Newhouse in anticipation of the contribution of assets to, and which borrowings are assumed by, a Contribution Entity, and recourse borrowings by Advance/Newhouse that become nonrecourse to Advance/Newhouse upon the contribution of assets to the Contribution Entity, shall each be deemed borrowings by the Contribution Entity and the distribution of an equivalent amount to Advance/Newhouse, which shall be subject to the foregoing limitations, and (ii) any sale of assets by Advance/Newhouse or its Affiliate to a Contribution Entity for a price in excess of the fair market value of such assets shall be deemed a distribution of the amount in excess of such fair market value, which shall be subject to the foregoing limitations.

                  (d) Any sale or disposition by the Contribution Entity of assets in the Selected Business shall be subject to the right of first offer set forth in Section 8.3 below, but subject to Section 8.2(i) below.

                  (e) Without the prior written consent of TWE, the equity interest in the Contribution Entity received by Advance/Newhouse shall not be assignable, other than an assignment of such interest, in whole or in part, to a Newhouse Family Member which is subject to the same provisions of this Partnership Agreement with respect to such transferred interest as are applicable to Advance/Newhouse.

                  (f) Advance/Newhouse may pledge or otherwise encumber its equity interest in the Contribution Entity received in respect of the assets in the Selected Business contributed to the Contribution Entity provided that the institution holding such pledge or encumbrance agrees that in the event of foreclosure (or similar exercise of remedies), it may transfer such interest, but the transferee of such interest shall be subject to the same limitations set forth in this Section 8.2 and in Section 8.3 that are applicable to Advance/Newhouse.

                  (g) In the event of any liquidation of the Contribution Entity Advance/Newhouse must receive (except for any properties or assets that have been sold or disposed of by the Contribution Entity without any violation of this Section 8.2) the Systems (and related assets and subscribers) in the Preferred Cluster Area (as defined in the First Amended Agreement) and in respect of other Systems (and related assets and subscribers), either the Systems (and related assets and subscribers) that were in the Selected Business or the Systems (and related assets and subscribers) that were received in exchange for such systems by the Contribution Entity and the governing documents relating to the Contribution Entity shall contain a provision to the effect set forth in this Section 8.2(g).

                  (h) Any such Contribution to a Contribution Entity must be entered into by Advance/Newhouse in good faith as a true joint ownership enterprise of the contributed assets and not a disguised sale of the assets in the Selected Business.

                  (i) Notwithstanding anything to the contrary in the foregoing in this Section 8.2, it is agreed that the Contribution Entity may transfer or assign a portion of the assets in the Selected Business that was initially transferred to it by Advance/Newhouse (alone or together with other assets) to another entity (the "TRANSFEREE") in return solely for a common equity interest in such entity, subject to the following limitations:

                           (i)      the fair market value of the assets in the
Selected Business being contributed to the Transferee shall represent less than fifty percent (50%) of the fair market value of the total assets of the Selected Business owned by the contributing Contribution Entity;

                           (ii)     none of the other equity owners in the
Transferee is an Affiliate of any of the equity owners of the Contribution Entity or any of the Affiliates of such equity owners;

                           (iii)    the indirect, effective ownership interest
of Advance/Newhouse in the common equity of the Transferee (taking into account the ownership of Advance/Newhouse in the Contribution Entity) shall be at least sixteen and six tenths percent (16.6%); and

                           (iv)     the Transferee shall be subject to the
provisions of Section 8.4 to the same extent as such provisions are applicable to the Contribution Entity.

The provisions of this Section 8.2 shall be applicable to the Selected Subsidiary as well as to Advance/Newhouse so that the Selected Subsidiary shall also have the rights and obligations under this Section 8.2 as are applicable to Advance/Newhouse.

         Notwithstanding anything to the contrary in this Section 8.2, following the later of (a) the Final Restructuring Date and (b) January 1, 2005, Advance/Newhouse will be permitted to make a Contribution of assets in the Selected Business indirectly through an issuance of equity in the Selected Subsidiary without transferring the assets of the Selected Subsidiary to a new Contribution Entity so long as all of the requirements of this Section 8.2 are satisfied treating (x) all assets and liabilities in the Selected Subsidiary and its Subsidiaries as having been transferred by Advance/Newhouse to the Selected Subsidiary, which accepted and assumed such assets and liabilities, (y) all interests of Advance/Newhouse in the Selected Subsidiary after giving effect to such issuance, and relief of debt in the amount of all debt of the Selected Subsidiary and its Subsidiaries deemed to have been assumed by the Selected Subsidiary in clause (x) above, as consideration received by Advance/Newhouse on the date of such issuance in exchange for the transfer of such assets and (z) the Selected Subsidiary as the Contribution Entity; PROVIDED that for purposes of Section 8.2(c), Advance/Newhouse's ownership of such Contribution Entity, and such Contribution Entity's existence, shall be deemed to have begun on the date of such issuance and deemed transfer of assets and liabilities. Without limiting the generality of the foregoing, prior to any such issuance, the limited liability company agreement and other governing documents of the Selected Subsidiary must be amended to comply with the requirements of Section 8.2 (g). Such issuance will thereafter be treated for all purposes of this Agreement as described in clauses (x),(y) and (z) above. For the avoidance of doubt, in connection with such issuance Advance/Newhouse will be permitted to receive all consideration it would be entitled to receive under Section 8.2(b) (after taking into account the consideration it is deemed to receive pursuant to clause (y) above) if Advance/Newhouse were effecting the transfer of all assets in the Selected Subsidiary to a Contribution Entity.

         Notwithstanding anything to the contrary herein, no equity issuance or any other Contribution (other than transfers of assets to wholly-owned Subsidiaries of the Selected Subsidiary) shall be permitted under this Section
8.2 before the Final Restructuring Date.


         8.3      TWE RIGHT OF FIRST OFFER.

                  (a) If at any time Advance/Newhouse or any of its Affiliates that succeed to its interest in the Selected Business (including, without limitation, the Selected Subsidiary) desires to sell or otherwise dispose of all or any portion of the assets of the Selected Business or any direct or indirect equity interest therein, but excluding the transactions referred to in Section 8.3(h) below (the "TRANSFER ASSETS"), Advance/Newhouse shall first offer to sell such Transfer Assets on the terms and subject to the conditions set forth in this Section 8.3, by giving written notice thereof to TWE (the "OFFER NOTICE"). Advance/Newhouse may either provide an Offer Notice prior to commencing substantive discussions with or soliciting offers from third parties (a "PRE-BID OFFER NOTICE") or provide an Offer Notice after commencing substantive discussions or soliciting bids from other parties (a "POST-BID OFFER NOTICE"); provided it is understood and agreed that Advance/Newhouse may, in connection with a Pre-Bid Offer Notice, consult with and receive advice from investment bankers or other advisors as to what third parties are likely to offer so long as such investment bankers or advisors do not contact potential buyers in connection with providing such advice. It is understood and agreed that for all purposes of this Section 8.3, if substantive discussions with third parties are commenced, but such discussions do not result in offers being solicited, then after the lapse of six months from the date such substantive discussions have ended, such discussions shall no longer be considered to have taken place for purposes of determining if an Offer Notice is a Pre-Bid Offer Notice or a Post-Bid Offer Notice.

                  (b) An Offer Notice shall specify: (i) the price for the Transfer Assets subject to the Offer Notice; (ii) the types of currency (and terms of, if applicable) for payment of such price, which currency may consist only of cash; debt; common stock; preferred stock; convertible preferred stock; or such other corporate security (an "OTHER CORPORATE SECURITY") that (1) is generally accepted by the financial community for use in acquisition transactions and (2) may be replicated by ATW using commercially reasonable efforts; and (iii) other material terms of the proposed offer to sell, including, without limitation, whether such transaction is to be tax-advantaged or tax-deferred, which terms shall be such that ATW could comply with or satisfy using commercially reasonable efforts. For purposes of this Section 8.3, commercially reasonable efforts shall include, without limitation, requesting any necessary shareholder, lender, governmental or other third party consents or approvals for the lawful issuance of such securities referred to above or the lawful undertaking of the transactions contemplated hereby that would be customary in comparable transactions.

                  (c) Upon receipt of an Offer Notice, TWE may, within 10 days of receiving such Offer Notice, by written notice to Advance/Newhouse request information regarding the Transfer Assets subject to the Offer Notice reasonably required to enable TWE to evaluate the proposed Offer Notice (unless such information has been provided with or prior to the delivery of the Offer Notice). Within the earlier of: (x) 20 business days following receipt of the Offer Notice if TWE does not request additional information pursuant to the preceding sentence; (y) where the Transfer Assets are not owned by a Contribution Entity, 30 business days following receipt by TWE of written certification from Advance/Newhouse that the information provided by Advance/Newhouse to TWE is all the information that Advance/Newhouse has provided, or will provide, to prospective purchasers of the Transfer Assets (except for updated information to be supplied to maintain the accuracy of the furnished information); or (z) where the Transfer Assets are owned by a Contribution Entity, 30 business days following receipt by TWE of a written certification from Advance/Newhouse (the "CONTRIBUTION ENTITY CERTIFICATION") that TWE has been delivered such information as is reasonably required by TWE to enable TWE to evaluate the proposed Offer Notice and as is reasonably available to Advance/Newhouse or the Contribution Entity (which certification may accompany the Offer Notice in the event such information has been provided with or prior to the Offer Notice), but subject, in the case of clause (z), to Section 8.3(g)(i), TWE shall, by written notice to Advance/Newhouse, either accept or reject the offer set forth in the Offer Notice or make a counter-offer (which counter-offer shall contain a price, the types of currency (and the terms thereof) proposed to be paid and other material terms of the proposed counter-offer; provided, however, that to qualify as a proper counter-offer pursuant to this Section 8.3 any counter-offer by TWE must match the type or types of currency proposed by Advance/Newhouse and in the same proportions as proposed by Advance/Newhouse and, if Advance/Newhouse specifies a tax-advantaged or tax-deferred transaction, such counter-offer must also specify a similar transaction). If TWE disputes a Contribution Entity Certification given by Advance/Newhouse pursuant to Section 8.3(c)(z) that it has delivered to TWE such information as is reasonably required to enable TWE to evaluate the proposed Offer Notice and is reasonably available to Advance/Newhouse or the Contribution Entity, TWE shall give written notice of such dispute to Advance/Newhouse within 3 days of receipt of such certification from Advance/Newhouse.

                  (d) If TWE does not accept, within the time period specified in Section 8.3(c) above, the offer set forth in the Offer Notice, or if TWE makes a proper counter-offer within such time period as set forth in
Section 8.3(c) above, then, at the time of the lapse of such period for acceptance or receipt of a written notice of rejection of such offer or a counter-offer from TWE, Advance/Newhouse shall provide a written notice to TWE as to whether Advance/Newhouse had provided a Pre-Bid Offer Notice or a Post-Bid Offer Notice. If a Pre-Bid Offer Notice was provided, the written notice delivered pursuant to this Section 8.3(d) shall contain a representation to the effect that neither Advance/Newhouse nor any investment bankers or advisors acting at the direction of or on behalf of Advance/Newhouse had previously commenced substantive discussions with or solicited bids from other parties in respect of the Transfer Assets subject to the Offer Notice; provided that if Advance/Newhouse must reoffer the Transferred Assets as contemplated pursuant to Sections 8.3(e) or (f) below, such representation shall only apply to solicitation of bids in connection with the most recent reoffer.

                  (e) If TWE does not accept, within the time period set forth in Section 8.3(c) above, the offer set forth in the Offer Notice, then, subject to compliance with the time frames set forth in this Section 8.3(e) for execution of definitive agreements, Advance/Newhouse may sell the Transfer Assets subject to the Offer Notice to a third party that is not an Affiliate of Advance/Newhouse:

                           (i)      for the types of currency specified in the
Offer Notice and in at least ninety-five percent (95%) of the minimum amount of each such type of currency set forth in the Offer Notice;

                           (ii)     in a tax-advantaged or tax-deferred
transaction if Advance/Newhouse specified such a transaction in the Offer
Notice;

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                                                                              56


                           (iii)    at a price equal to or greater than the
greater of (A) the value of TWE's last proper counter-offer pursuant to Section 8.3(c) (if any such proper counter-offer was made) taking into account the amount and types of currency offered by TWE and (B) ninety-five percent (95%) of the price specified by Advance/Newhouse in the Offer Notice (such price, the "REQUIRED MINIMUM PRICE"); and

                           (iv)     on the other material terms specified in the
Offer Notice.

         If Advance/Newhouse does not sign definitive agreements for such a sale pursuant to this Section 8.3(e) within (a) 90 days of TWE's non-acceptance of a Post-Bid Offer Notice or (b) 180 days of TWE's non-acceptance of a Pre-Bid Offer Notice, then the provisions of this Section 8.3 shall again be applicable.

                  (f)      If TWE accepts, within the time period set forth in
Section 8.3(c) above, the offer set forth in the Offer Notice, or if Advance/Newhouse accepts a counter-offer submitted by TWE, upon such acceptance, the terms of such accepted offer or counter-offer, as the case may be, shall become binding upon the parties. Advance/Newhouse and TWE shall negotiate in good faith to enter into more formal agreements within 45 days of such acceptances (as the case may be), but it is understood and agreed by TWE and Advance/Newhouse that notwithstanding any failure to enter into more formal agreements, the terms of the accepted offer or counter-offer, as the case may be, shall be binding upon the parties and the transaction shall be consummated on the terms set forth in such accepted offer or counter-offer, subject to
Section 8.3(g)(ii) below.

                  (g)      (i) To the extent that there is a dispute under this
Section 8.3 regarding (1) the Contribution Entity Certification as specified in the last sentence of Section 8.3(c) above; (2) the general acceptance of the Other Corporate Security suggested by Advance/Newhouse or replication by ATW of the Other Corporate Security by ATW using commercially reasonable efforts; or
(3) the ability of ATW to comply with or satisfy with the other material terms proposed by Advance/Newhouse using commercially reasonable efforts, such dispute shall be conclusively determined by a nationally recognized investment bank selected in the same manner as provided for the selection of the Appraiser in
Section 8.4(j) hereof, except that the investment banking firms selected by each party shall be chosen within five business days of delivery of the Offer Notice and such investment banking firms shall be instructed to make the selection of the third investment banking firm within 5 business days after their selection. Such determination by the investment bank so chosen shall be made as soon as practicable in accordance with procedures established by such investment bank, except that in respect of any dispute under clause (1) hereof, such determination shall be made within 30 business days following the Contribution Entity Certification given by Advance/Newhouse pursuant to Section 8.3(c)(z) above. The fees, costs, and expenses of the investment banking firm so selected shall be borne one-half by Advance/Newhouse and one-half by TWE. To the extent that the investment bank determines under clause (1) that additional information must be delivered to TWE, then TWE shall, by written notice to Advance/Newhouse, either accept or reject the offer set forth in the Offer Notice or make a counter-offer (in accordance with and subject to the terms of Section 8.3(c) above), within 30 business days of receipt by TWE of such additional information. If the investment bank determines under clause (1) that no additional information is required to be delivered to TWE, then TWE shall, by written notice to Advance/Newhouse, either accept or reject the offer set forth in the Offer Notice or make a counter-offer (in accordance with and subject to the terms of Section 8.3(c) above), within the later of (x) 30 days following receipt by TWE of the Contribution Entity Certification or (y) 2 business days of such determination by the investment bank.

                           (ii)     To the extent that following an acceptance
of an offer or counter-offer, as the case may be, under Section 8.3(f) above, the parties fail to enter into more formal agreements, and a dispute arises as to any additional customary matters that must be addressed to complete the transaction that were not addressed in the accepted offer or counter-offer, such dispute shall be resolved (including whether such matter must be addressed and, if so, the terms of how such matter should be addressed) by a nationally recognized investment bank selected in the manner and within the time frames provided in Section 8.3(g)(i) above. Such determination by the investment bank so chosen shall be made as soon as practicable in accordance with procedures established by such investment bank. The fees, costs and expenses of the investment banking firm so selected shall be borne one-half by TWE and one-half by Advance/Newhouse.

                           (iii)    To the extent there is a dispute under this
Section 8.3 regarding whether Advance/Newhouse is receiving the Required Minimum Price, including any determination of the value of any counter-offer by TWE or the value of an offer by Advance/Newhouse such dispute shall be conclusively determined by a nationally recognized investment bank selected by Advance/Newhouse, which selection shall be made within 10 business days of notice of a dispute. Such determination by the investment banking firm so chosen shall be made as soon as practicable in accordance with procedures established by such investment bank. The fees, costs and expenses of the investment banking firm so selected shall be borne by Advance/Newhouse.

                  (h)      The right of first offer set forth in this Section
8.3 shall not apply to (w) any exchange of Systems (and related assets) in the Selected Business (other than Systems in Preferred Cluster Areas (as defined in the First Amended Agreement) for other cable systems (and related assets) of third parties, including an exchange which contemplates cash or other property being received by Advance/Newhouse to equalize the exchange so long as the cash or other property being received by Advance/Newhouse does not exceed 15 percent (15%) of the total value of the property being exchanged by it; (x) any sale or disposition of used equipment and similar assets that are not necessary to, or any longer useful in, the continued operation of the Systems in the Selected Business and do not constitute a complete System; (y) any contribution or transfer of assets permitted pursuant to Section 8.2 above; or (z) any issuance or transfer of equity in any direct or indirect equity holder of Advance/Newhouse; provided that (i) such equity holder is not a Cable Company (as defined below), (ii) such issuance or transfer is in compliance with the Parents Agreement and (iii) the transferee of such equity interest does not have any direct or indirect equity interest in a Contribution Entity (other than as a result of such issuance or transfer) and, from and after such issuance or transfer, such transferee will not acquire any direct or indirect interest in a Contribution Entity from a

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                                                                              58


Newhouse Family Member (other than as a result of such issuance or transfer). For purposes of the foregoing, a "CABLE COMPANY" means Advance/Newhouse or any other entity that directly or indirectly (through the ownership of equity interests) owns assets in the Selected Business if at least a majority of the fair market value of such entity's assets (other than cash, cash equivalents and marketable securities) is comprised of Systems or assets related thereto or a direct or indirect equity interest in an entity owning or operating such assets.

                  (i) TWE may assign its rights under this Section 8.3 to ATW or any of its Affiliates by delivering written notice of such assignment to Advance/Newhouse; provided that no such assignment shall relieve TWE of its obligations under this Section 8.3 and ATW shall use, and shall cause its Affiliates to use, commercially reasonable efforts to prevent such assignment from hindering or delaying consummation of the transactions contemplated under this Section 8.3.

The provisions of this Section 8.3 shall be applicable to the Selected Subsidiary as well as to Advance/Newhouse so that the Selected Subsidiary shall also have the rights and obligations under this Section 8.3 as are applicable to Advance/Newhouse.

         8.4      SPECIAL RIGHT OF FIRST OFFER.

                  (a) Notwithstanding anything to the contrary in Section 8.3, during the 30-day period (the "SPECIAL ROFO PERIOD") immediately following each of the first, seventh, thirteenth and nineteenth anniversaries of the date of death of the last to die of Samuel I. Newhouse, Jr. and Donald E. Newhouse (the "SPECIAL ROFO EVENT"), Advance/Newhouse may, if it wishes to sell any Transfer Assets in a transaction otherwise subject to Section 8.3, elect to comply with the special sale process described below (the "SPECIAL ROFO Process") for the sale of all or any portion of the Transfer Assets (the "SPECIAL ROFO ASSETS") to TWE by delivering written notice of the exercise of such election to TWE (a "SPECIAL ROFO NOTICE") during such 30-day period.

                  (b) A Special ROFO Notice shall: (i) describe the Special ROFO Assets in reasonable detail; (ii) specify the types of currency (and terms, if applicable) for payment of the Special ROFO Asset Value (as defined below) for the Special ROFO Assets, which currency may consist only of cash; debt; common stock; preferred stock; convertible preferred stock; or Other Corporate Security that (1) is generally accepted by the financial community for use in acquisition transactions and (2) may be replicated by ATW using commercially reasonable efforts; and (iii) specify other material terms of the proposed sale of the Special ROFO Assets to TWE, including, without limitation, whether such transaction is to be tax-advantaged or tax-deferred, which terms shall be such that ATW could comply with or satisfy using commercially reasonable efforts. For purposes of this Section 8.4, commercially reasonable efforts shall include requesting any necessary shareholder, lender, governmental or other third party consents or approvals for the lawful issuance of such securities referred to above or the lawful undertaking of the transactions contemplated hereby that would be customary in comparable transactions.

                  (c)      (i)      Within 60 days following the delivery by
Advance/Newhouse of the Special ROFO Notice to TWE, an appraiser selected in accordance with paragraph (j) below (an "APPRAISER") shall determine the Special ROFO Asset Value (as defined below) and shall deliver a written notice (the "VALUATION NOTICE") to each of Advance/Newhouse and TWE setting forth such Special ROFO Asset Value, which shall be final and binding on the parties. "SPECIAL ROFO ASSET VALUE" shall mean (including taking into account the matters referred to in this Section 8.4(c)) the fair market value, as of the date of valuation, of the business of the Special ROFO Assets assuming a private market sale of the Special ROFO Assets as an ongoing business to an unrelated third party. The determination of Special ROFO Asset Value shall also take into account (a) the types of currency (and terms of payment, if applicable) and (b) whether such transaction is to be tax-advantaged or tax-deferred, each of the foregoing clauses (a) and (b) as specified in the Special ROFO Notice. It is expressly understood and agreed that TWE and Advance/Newhouse shall each be entitled to provide the Appraiser with more information than is requested by the Appraiser, in accordance with procedures established by the Appraiser, and that the parties intend for the Appraiser to consider, to the extent it deems appropriate, all such information, provided that it is also understood and agreed that the other party shall be entitled to receive copies of such additional information furnished to the Appraiser, subject to the same confidentiality procedures referenced in this Section 8.4.

                           (ii)     Advance/Newhouse shall, and shall cause its
Affiliates to, cooperate in furnishing all information that may be requested by the Appraiser in accordance with procedures (including confidentiality protections) established by the Appraiser; provided that the production of third party agreements that contain competitively sensitive information or that are subject to confidentiality restrictions shall be produced to TWE subject to such protections as the Appraiser may determine are adequate to protect the legitimate confidentiality concerns of Advance/Newhouse and its Affiliates taking into account the need for TWE to review such agreements as part of its presentation to the Appraiser. It is agreed that as part of such protections the Appraiser may direct that in lieu of such agreements being produced to TWE directly that such agreement may be delivered to TWE's legal counsel and other advisors.

                  (d) Upon receipt of the Valuation Notice, Advance/Newhouse may, within 20 days of receiving such Valuation Notice (the "CONSIDERATION PERIOD"), by written notice to TWE (the "ROFO TERMINATION NOTICE") terminate the Special ROFO Process. If Advance/Newhouse terminates the Special ROFO Process, then notwithstanding Section 8.4(j), Advance/Newhouse shall pay 100% of the fees, costs and expenses of the Appraiser. If Advance/Newhouse does not so terminate the Special ROFO Process, then the Special ROFO Notice shall be deemed to be an offer to sell the Special ROFO Assets to TWE at a purchase price equal to the Special ROFO Asset Value on the terms and conditions set forth below.

                  (e) If Advance/Newhouse does not deliver a ROFO Termination Notice within the Consideration Period, then TWE may, within 10 days of the expiration of the Consideration Period, by written notice to Advance/Newhouse request information regarding the Special ROFO Assets reasonably required to enable TWE to evaluate the

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                                                                              60


proposal contained in the Special ROFO Notice (unless such information has been provided with or prior to the delivery of the Special ROFO Notice). Within the earlier of: (i) 20 business days following the expiration of the Consideration Period if TWE does not request additional information pursuant to the preceding sentence; (ii) where the Special ROFO Assets are not owned by a Contribution Entity, 30 business days following receipt by TWE of written certification from Advance/Newhouse that the information provided by Advance/Newhouse to TWE is all the information that Advance/Newhouse has provided, or will provide, to a prospective purchaser of the Special ROFO Assets (except for updated information to be supplied to maintain the accuracy of the furnished information); or (iii) where the Special ROFO Assets are owned by a Contribution Entity, 30 business days following receipt by TWE of a written certification from Advance/Newhouse (the "ROFO CONTRIBUTION ENTITY Certification") that TWE has been delivered such information as is reasonably required by TWE to enable TWE to evaluate the offer contained in the Special ROFO Notice and as is reasonably available to Advance/Newhouse or the Contribution Entity (which certification may accompany the Special ROFO Notice in the event such information has been provided with or prior to the Special ROFO Notice), but subject, in the case of the foregoing clause (iii), to Section 8.4(h)(i), TWE may, by written notice to Advance/Newhouse, either accept or reject the offer constituted by the Special ROFO Notice. If TWE disputes a ROFO Contribution Entity Certification given by Advance/Newhouse pursuant to Section 8.4(e)(iii) that it has delivered to TWE such information as is reasonably required to enable TWE to evaluate the offer contained in the Special ROFO Notice and is reasonably available to Advance/Newhouse or the Contribution Entity, TWE shall give written notice of such dispute to Advance/Newhouse within 3 days of receipt of such certification from Advance/Newhouse.

                  (f) If TWE does not accept, within the applicable time periods set forth in Section 8.4(e) above (the "OFFER PERIOD"), the offer set forth in the Special ROFO Notice, then, subject to compliance with the time frames set forth in this Section 8.4(f) for execution of definitive agreements, Advance/Newhouse may not dispose of the Special ROFO Assets within 180 days of the expiration of the Offer Period, unless it sells the Special ROFO Assets to a third party that is not an Affiliate of Advance/Newhouse:

                           (i)      for the types of currency specified in the
Special ROFO Notice and in at least ninety-five percent (95%) of the minimum amount of each such type of currency set forth in the Special ROFO Notice;

                           (ii)     in a tax-advantaged or tax-deferred
transaction if Advance/Newhouse specified such a transaction in the Special ROFO Notice;

                           (iii)    at a price equal to or greater than
ninety-five percent (95%) of the Special ROFO Asset Value (such price, the "ROFO REQUIRED MINIMUM PRICE"); and

                           (iv)     on the other material terms specified in the
Special ROFO Notice.

         If Advance/Newhouse does not sign definitive agreements for such a sale pursuant to this Section 8.4(f) within 180 days of the expiration of the Offer Period, then the provisions of Section 8.3 shall again be applicable.

                  (g) If TWE accepts the offer set forth in the Special ROFO Notice in accordance with the provisions of Section 8.4(e) above, upon such acceptance, the terms of such accepted offer shall become binding upon the parties. Advance/Newhouse and TWE shall negotiate in good faith to enter into more formal agreements within 45 days of such acceptances (as the case may be), but it is understood and agreed by TWE and Advance/Newhouse that notwithstanding any failure to enter into more formal agreements, the terms of the accepted offer shall be binding upon the parties and the transaction shall be consummated on the terms set forth in such accepted offer, subject to Section 8.4(h)(ii) below.

                  (h)      (i) To the extent that there is a dispute under this
Section 8.4 regarding (1) the ROFO Contribution Entity Certification as specified in the last sentence of Section 8.4(e) above; (2) the general acceptance of the Other Corporate Security suggested by Advance/Newhouse or replication by ATW of the Other Corporate Security by ATW using commercially reasonable efforts; or (3) the ability of ATW to comply with or satisfy with the other material terms proposed by Advance/Newhouse using commercially reasonable efforts, such dispute shall be conclusively determined by the Appraiser. Such determination by the Appraiser shall be made as soon as practicable in accordance with procedures established by such Appraiser, except that in respect of any dispute under clause (1) hereof, such determination shall be made within 30 business days following the ROFO Contribution Entity Certification given by Advance/Newhouse pursuant to Section 8.4(e)(iii) above. To the extent that the Appraiser determines under clause (1) that additional information must be delivered to TWE, then TWE shall, by delivery of a written notice to Advance/Newhouse, either accept or reject the offer set forth in the Special ROFO Notice (in accordance with and subject to the terms of Section 8.4(e) above), within 30 business days of receipt by TWE of such additional information. If the Appraiser determines under clause (1) that no additional information is required to be delivered to TWE, then TWE shall, by delivery of a written notice to Advance/Newhouse, either accept or reject the offer set forth in the Special ROFO Notice (in accordance with and subject to the terms of Section 8.4(e) above), within the later of (x) 30 days following receipt by TWE of the ROFO Contribution Entity Certification or (y) 2 business days of such determination by the Appraiser.

                           (ii)     To the extent that following an acceptance
of an offer under Section 8.4(h) above, the parties fail to enter into more formal agreements, and a dispute arises as to any additional customary matters that must be addressed to complete the transaction that were not addressed in the accepted offer, such dispute shall be resolved (including whether such matter must be addressed and, if so, the terms of how such matter should be addressed) by the Appraiser within the time frames provided in Section 8.4(h)(i) above. Such determination by the Appraiser shall be made as soon as practicable in accordance with procedures established by such Appraiser. The fees, costs and expenses of the Appraiser shall be borne one-half by TWE and one-half by Advance/Newhouse.

                           (iii)    To the extent there is a dispute under this
Section 8.4 regarding whether Advance/Newhouse is receiving the ROFO Required Minimum Price, such dispute shall be conclusively determined by a nationally recognized investment bank selected by Advance/Newhouse, which selection shall be made within 10 business days of notice of a dispute. Such determination by the investment banking firm so chosen shall be made as soon as practicable in accordance with procedures established by such investment bank. The fees, costs and expenses of the investment banking firm so selected shall be borne by Advance/Newhouse.

                  (i) TWE may assign its rights under this Section 8.4 to ATW or any of its Affiliates by delivering written notice of such assignment to Advance/Newhouse; provided that no such assignment shall relieve TWE of its obligations under this Section 8.4 and ATW shall use, and shall cause its Affiliates to use, commercially reasonable efforts to prevent such assignment from hindering or delaying consummation of the transactions contemplated under this Section 8.4.

                  (j) An "APPRAISER" shall be a nationally recognized investment banking firm selected by two other nationally recognized investment banking firms, one selected by Advance/Newhouse and one selected by TWE; provided that if one party fails to notify the other party of its selection within the time period specified below, the Appraiser shall be the investment banking firm selected by the party that has so notified the other party of its selection. Each of Advance/Newhouse and TWE shall notify the other of its selection of an investment banking firm (which notice shall identify such firm) within ten business days following the delivery by Advance/Newhouse of the Special ROFO Notice, and each of TWE and Advance/Newhouse shall instruct the investment banking firms so selected to select the third investment banking firm within twenty business days following delivery of the Special ROFO Notice, as applicable. The fees, costs and expenses of the investment banking firm so selected shall be borne equally by the parties and each party shall bear the fees, costs and expenses of the investment banking firm selected by such party.

The provisions of this Section 8.4 shall be applicable to the Selected Subsidiary as well as to Advance/Newhouse so that the Selected Subsidiary shall also have the rights and obligations under this Section 8.4 as are applicable to Advance/Newhouse.

SECTION 9         [INTENTIONALLY OMITTED.]

SECTION 10        OTHER BUSINESS ACTIVITIES

         10.1 SURVIVAL OF THIS SECTION 10. Immediately upon delivery of a Restructuring Notice in accordance with Section 8.1 hereto, all provisions of this Section 10 shall immediately become null and void and of no further force or effect.

         10.2     CABLE TELEVISION SYSTEMS.

                  (a) In the event Advance/Newhouse or any of its Affiliates, including the Subsidiary, desire to pursue any opportunity to acquire or make an investment in any

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                                                                              63


business (other than any acquisition, whether direct or indirect, through merger, consolidation or otherwise, of an MSO or all or substantially all of the Systems of an MSO) (i) the majority of the revenues of which are derived from the operation of Systems or (ii) consisting of Systems serving more than 25,000 Subscribers (an "ADVANCE/NEWHOUSE SYSTEM OPPORTUNITY"), and such Advance/Newhouse System Opportunity is entirely within the DMA of the TWE Systems, then Advance/Newhouse shall notify TWE in writing of such Advance/Newhouse System Opportunity and describe such Advance/Newhouse System Opportunity in reasonable detail (an "ADVANCE/NEWHOUSE OPPORTUNITY NOTICE"). TWE or any of its Affiliates shall have the first right, exercisable by delivery of written notice to Advance/Newhouse within 10 business days following delivery of the Advance/Newhouse Opportunity Notice, to pursue such Advance/Newhouse System Opportunity. If either (x) TWE or any such Affiliate does not elect to pursue such Advance/Newhouse System Opportunity within such period, or (y) TWE or any such Affiliate elects to pursue such Advance/Newhouse System Opportunity but fails to consummate the acquisition of, or investment in, such Advance/Newhouse System Opportunity within one year of such election, then Advance/Newhouse or any of its Affiliates shall have the right to pursue such Advance/Newhouse System Opportunity. In the event the Advance/Newhouse System Opportunity is partially within the DMA of the TWE Systems and partially in a geographic area other than the DMA of the TWE Systems, then Advance/Newhouse shall in good faith consider whether a mutually beneficial arrangement involving the other Partners should be explored with respect to such Advance/Newhouse System Opportunity.

                  (b) In the event TWE or any of its Affiliates, including the Partnership (other than the Selected Subsidiary), desire to pursue any opportunity to acquire or make an investment in any business (other than any acquisition, whether direct or indirect, through merger, consolidation or otherwise, of an MSO or all or substantially all of the Systems of an MSO) (i) the majority of the revenues of which are derived from the operation of Systems or (ii) consisting of Systems serving more than 25,000 Subscribers (a "TWE SYSTEM OPPORTUNITY"), and such TWE System Opportunity is entirely within the DMA of the Selected Systems, then TWE shall notify Advance/Newhouse in writing of such TWE System Opportunity and describe such TWE System Opportunity in reasonable detail (a "TWE OPPORTUNITY NOTICE"). The Selected Subsidiary shall have the first right, exercisable by delivery of written notice to TWE within 10 business days following delivery of the TWE Opportunity Notice, to pursue such TWE System Opportunity. If either (x) the Selected Subsidiary does not elect to pursue such TWE System Opportunity within such period, or (y) the Selected Subsidiary elects to pursue such TWE System Opportunity but fails to consummate the acquisition of, or investment in, such TWE System Opportunity within one year of such election, then TWE or any of its Affiliates shall have the right to pursue such TWE System Opportunity. In the event the TWE System Opportunity is partially within the DMA of the Selected Systems and partially in a geographic area other than the DMA of the Selected Systems, then TWE shall in good faith consider whether a mutually beneficial arrangement involving the other Partners should be explored with respect to such TWE System Opportunity.

         10.3 PROGRAMMING FOR CARRIAGE DEALS. In the event the TWE Cable Division or its Controlled Affiliates desire to pursue a transaction to exchange carriage commitments for a third party's programming on Systems in exchange for equity in such third party (an "EQUITY FOR CARRIAGE PROGRAMMING OPPORTUNITY"), then TWE and the Selected Subsidiary shall participate in such Equity for Carriage Programming Opportunity pro rata based on the number of Subscribers of the TWE Systems and the Selected Systems, respectively, and, with respect to regional programming, based on the number of Subscribers to the Selected Systems and TWE Systems, respectively, in the region targeted by such programming.

SECTION 11        BOOKS AND RECORDS; INFORMATION RIGHTS; OPERATION OF
                  SELECTED BUSINESS

         11.1 BOOKS AND RECORDS. The books and records of the Residual Business shall be maintained at the location specified in Section 2.5. The Residual Business shall keep current and complete records and books of account in which shall be entered fully and accurately all transactions of the Residual Business. The books and records of the Selected Business shall be maintained at the location specified by Advance/Newhouse. The Selected Business shall keep current and complete records and books of account in which shall be entered fully and accurately all transactions of the Selected Business.

          11.2 TAX RETURN INFORMATION. As soon as reasonably practicable following the end of the Fiscal Year, but in no event later than July 31 following the end of such Fiscal Year, the Partnership shall furnish to each Partner a preliminary draft Schedule K-1 of the Partnership. As soon as practicable thereafter, the Partnership shall furnish to each Partner a final report of the Net Profit or Net Loss, and distributions, if any, for such Fiscal Year, a schedule setting forth each Partner's Capital Account as at the end of the period covered by such statements and a Schedule K-1 for each Partner, a copy of the Partnership's federal and state tax returns, and other information required by applicable tax regulations or necessary for each Partner to prepare its federal, state, and local tax returns. With respect to the 2002 Fiscal Year, the Partnership shall effect a closing of the books of the Partnership as of the close of business on the day immediately prior to August 1, 2002, and Advance/Newhouse shall be entitled to receive 2002 Fiscal Year tax return information only with respect to the portion of the 2002 Fiscal Year that ends on the date of such closing of the books. Advance/Newhouse shall not be entitled to any information under this Section 11.2 for any Fiscal Year, or portion thereof, beginning on or after August 1, 2002.

         11.3 INFORMATION RIGHTS. Advance/Newhouse shall have full access, at Advance/Newhouse's sole expense, to all premises, properties, financial and accounting records, Contracts, other records and documents, and personnel, of the Selected Business. Without limiting other rights expressly granted under the Transaction Agreements, Advance/Newhouse shall have no rights with respect to the premises, properties, financial and accounting records, contracts, other records and documents, and personnel of the Residual Business; provided, however, that Advance/Newhouse shall have the right to copies of contracts that bind the Advance/Newhouse Group.

         11.4     BANK ACCOUNTS. Except as otherwise provided in Section 3.1(d):

                  (a) the Partnership shall maintain bank accounts in such banks or institutions as the Managing Partner from time to time shall select, and such accounts shall be drawn upon by check signed by such person or persons, and in such manner, as may be designated by the Managing Partner; and

                  (b) all moneys of the Partnership shall be deposited in the bank or other financial institution account or accounts of the Partnership.

         In no event shall Partnership funds be commingled with those of any other Person without the consent of the Managing Partner.



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                                                                              66


         11.5 TAX ALLOCATIONS. No later than 45 days prior to the filing of the Partnership's federal information return and Schedules K-1 thereto with respect to any Fiscal Year beginning prior to August 1, 2002, the Managing Partner shall deliver a draft of such return to the Advance/Newhouse Accountants, together with such workpapers as are necessary for the Advance/Newhouse Accountants to review the proposed determinations of Special Income, Maximum Income Amount, and Net Tax Amount of each of the Partners, together with the allocations required by Sections 5.3(b)(iii) and 5.3(d)(ii) of the First Amended Agreement. The Advance/Newhouse Accountants shall promptly review such proposed determinations and allocations and shall deliver, within 30 days after receipt of the draft return and necessary workpapers, a report ("ADJUSTMENT REPORT") setting forth in reasonable detail the determinations and allocations with which such Accountants disagree. Thereafter, the Managing Partner and the Advance/Newhouse Accountants shall endeavor in good faith to agree to such determinations and allocations prior to the filing of the Partnership's information returns. If any dispute cannot be resolved by the Managing Partner and the Advance/Newhouse Accountants within 10 days after the delivery of the Adjustment Report, the disputed matters shall be referred to a mutually satisfactory independent public accounting firm of national stature which has not been employed by any Partner for the two year preceding the date of such referral, such firm to be selected by the TWE Accountants and the Advance/Newhouse Accountants. In settling any disputed matter, such independent public accounting firm shall apply the understanding of the Partners that, until August 1, 2002, on an annual basis the after-tax positions of the Partners with respect to the contributed assets are to be in proportion to their respective Percentage Interests (assuming all Partners are taxable at the Special Effective Tax Rate). The fees of such firm shall be paid by the Partners in accordance with their Percentage Interests. With respect to the 2002 Fiscal Year, the Partnership shall effect a closing of the books of the Partnership as of the close of business on the day immediately prior to August 1, 2002, and Advance/Newhouse shall be entitled to review and challenge information relating to the 2002 Fiscal Year only with respect to the portion of the 2002 Fiscal Year that ends on the date of such closing of the books. This Section 11.5 shall not be operative for any Fiscal Year beginning on or after August 1, 2002.

SECTION 12        DISSOLUTION

         12.1 CAUSES OF DISSOLUTION. To the extent permitted by the Act, the Partnership shall dissolve upon the first to occur of the following dates or events:

                  (a) the sale, exchange, involuntary conversion, or other disposition of all or substantially all of the assets of the Partnership;

                  (b) the expiration of the term of the Partnership as specified in Section 2.3; or

                  (c) the bankruptcy (within the meaning of Section 1531(5), or any successor provision, of the Act) of any Partner.

         12.2 EFFECT OF DISSOLUTION. Upon the dissolution of the Partnership, the Partnership shall cease its regular business operations, except for the taking of such actions as shall be necessary for the performance and discharge of the Partnership's obligations, the winding-up of its affairs, and the liquidation and distribution of its assets in accordance with the provisions of this Agreement.

         12.3     WINDING UP AND LIQUIDATION.

                  (a) TRIGGERING OF RESTRUCTURING. To the extent permitted by law, immediately upon the dissolution of the Partnership a restructuring of the Partnership in accordance with Section 8.1 shall occur; provided that the requirement that either TWE or Advance/Newhouse deliver a Restructuring Notice shall be deemed waived.

                           (i)      Following a restructuring described in the
preceding sentence, TWE shall act as liquidator (the "TWE Restructuring Liquidator") to wind up the Partnership; provided, however, if TWE is the subject of a bankruptcy proceeding, Paragon shall act as the TWE Restructuring Liquidator. The TWE Restructuring Liquidator shall have full power and authority to sell, assign, and encumber any or all of the Partnership's assets and to wind up and liquidate the affairs of the of the Partnership in an orderly and businesslike manner.

                           (ii)    The proceeds of such liquidation of the
Partnership shall be applied first to the payment of the debts and liabilities of the Partnership (including any loans made to the Partnership by TWE or Paragon), the expenses of liquidation of the Partnership and the establishment of any reserves that the TWE Restructuring Liquidator deems necessary for potential or contingent liabilities of the Partnership. The remaining assets of the Partnership shall be distributed to TWE and Paragon in accordance with the priority allocation rules established in Section 5.1(d).

                  (b) ALTERNATIVE DISSOLUTION. If a dissolution and restructuring of the Partnership described in clause (a) of this Section 12.3 is not permitted by applicable law:

                           (i)      LIQUIDATOR. Upon the dissolution of the
Partnership, the Managing Partner shall act as liquidator (the "LIQUIDATOR") to wind up the Partnership; provided, however, if the Managing Partner is the subject of a bankruptcy proceeding, Paragon shall act as Liquidator. The Liquidator shall have full power and authority, subject to Section 3.2, to sell, assign, and encumber any or all of the Partnership's assets and to wind up and liquidate the affairs of the Partnership in an orderly and businesslike manner.

                           (ii)     APPLICATION OF PROCEEDS. The proceeds of
liquidation shall be applied first to the payment of the debts and liabilities of the Partnership (including any loans to the Partnership made by any Partner), the expenses of liquidation, and the establishment of any reserves that the Liquidator deems necessary for potential or contingent liabilities of the Partnership (excluding for this purpose the Series A Preferred Partnership Units, the Series B Partnership Units and the Series C Partnership Units). The remaining assets of the Partnership shall be distributed to the Partners as follows:

                                    (A)     the Selected Business Percentage (as
         defined below) of such assets to Advance/Newhouse;

                                    (B)     the Residual Business Percentage (as
         defined below) of such assets to TWE and Paragon in accordance with the priority allocation rules established in Section 5.1(d);

         in each case as determined in good faith by the Liquidator.

         For purposes hereof,

                                             (x)      the "SELECTED BUSINESS
         PERCENTAGE" means a fraction (expressed as a percentage) (a) the numerator of which is the fair value of the Selected Business, as of the date of dissolution, taking into account all attendant circumstances including, without limitation, all debt and other liabilities attributable to the Selected Business and (b) the denominator of which is the sum of clause (a) in this definition and clause (a) in the definition of Residual Business Percentage.

                                             (y)      the "RESIDUAL BUSINESS
         PERCENTAGE" means a fraction (expressed as a percentage) (a) the numerator of which is the fair value of the Residual Business, as of the date of dissolution, taking into account all attendant circumstances including, without limitation, all debt and other liabilities attributable to the Residual Business and (b) the denominator of which is the sum of clause (a) in this definition and clause (a) in the definition of Selected Business Percentage.

                           (iii)    FINAL ACCOUNTING. Upon the dissolution and
winding up of the Partnership, a proper accounting shall be made from the date of the last previous accounting to the date of winding up.

                           (iv)     STATEMENT OF LIQUIDATION. Within a
reasonable time following the completion of the liquidation of the Partnership, the Liquidator shall submit a statement (which need not be audited) to each Partner setting forth the assets and liabilities of the Partnership as of the date of liquidation and the amount of the distribution to each Partner.

                  (c) EFFECT OF WITHDRAWAL OF A PARTNER. To the extent permitted by the Act, the withdrawal of a Partner, other than the withdrawal of Advance/Newhouse in connection with a restructuring in accordance with Section
8.1 hereof, shall not alter the allocations and distributions to be made to the Partners pursuant to this Agreement.

                  (d) TERMINATION OF PARTNERSHIP. Upon the completion of the distribution of the Partnership's assets and the proceeds of liquidation as provided in this Section 12.3, the Partnership shall be terminated.

SECTION 13        INDEMNIFICATION

         13.1     INDEMNIFICATION BY PARTNERSHIP.

                  (a) The Selected Business and Advance/Newhouse shall indemnify and save harmless the Partnership, each Partner (other than Advance/Newhouse), the officers, directors, and stockholders of each Partner (other than Advance/Newhouse) and its Affiliates, and the officers and employees of the Residual Business, from any loss, damage, or expense incurred by any of them by reason of any act or omission to act on behalf of the Selected Business (including any action or omission by the Partner acting as Tax Matters Partner), performed by any of them in good faith and without gross negligence, willful misconduct, or breach of this Agreement.

                  (b) The Residual Business, TWE and Paragon shall indemnify and save harmless the Partnership, each Partner, the officers, directors, and stockholders of each Partner and its Affiliates, and the officers and employees of the Selected Business, from any loss, damage, or expense incurred by any of them by reason of any act or omission to act on behalf of the Residual Business (including any action or omission by the Partner acting as Tax Matters Partner), performed by any of them in good faith and without gross negligence, willful misconduct, or breach of this Agreement.

                  (c) Any reasonable expenses incurred by any indemnified person pursuant to this Section 13.1 in defending any civil or criminal action, suit or proceeding (or the threat thereof), other than a claim, action, suit, or proceeding brought by the Partnership, which is based, in whole or in part, upon any alleged act or omission to act on behalf of the Selected Business or Residual Business, as the case may be, shall be borne and paid by the Selected Business (and Advance Newhouse) or the Residual Business (and TWE and Paragon), as the case may be, in advance of the final disposition of such action, suit, or proceeding (or the threat thereof) upon receipt of a reasonably satisfactory undertaking by or on behalf of the indemnified person to repay to the Selected Business (and Advance Newhouse) or the Residual Business(and TWE and Paragon), as the case may be, the amount of such expenses if it shall ultimately be determined that such person is not entitled to the indemnification provided for under this Section 13.1. Any indemnity under this Section 13.1 shall be provided out of and to the extent of the Selected Business' or Residual Business', as the case may be, assets only.

                  (d) The Selected Business and Advance/Newhouse shall directly compensate the Partnership for the amount of any indemnification to be provided to the Partnership in accordance with this Section 13.1.

         13.2     INDEMNIFICATION BY PARTNERS.

                  (a) Advance/Newhouse shall indemnify and save harmless the Residual Business and each other Partner and former Partner, the officers, directors, and stockholders of each other Partner and former Partner, and any of their respective officers, directors, shareholders, partners, employees, agents, and Affiliates, from any loss, damage, or expense incurred by any of them by reason of or resulting from any unauthorized act taken by the Selected Business orAdvance/Newhouse in the name of the Selected Business, the Residual Business, the Partnership or any other Partner.

                  (b) TWE and Paragon shall indemnify and save harmless the Selected Business and each other Partner and former Partner, the officers, directors, and stockholders of each other Partner and former Partner, and any of their respective officers, directors, shareholders, partners, employees, agents, and Affiliates, from any loss, damage, or expense incurred by any of them by reason of or resulting from any unauthorized act taken by the Residual Business, TWE or Paragon in the name of the Residual Business, the Selected Business, the Partnership or any other Partner.

                  (c) Any reasonable expenses incurred by any Person entitled to indemnification pursuant to this Section 13.2 in defending any civil or criminal action, suit, or proceeding (or the threat thereof) by reason of or resulting from any such indemnified matter shall be borne and paid by the indemnifying Partner in advance of the final disposition of such action, suit or proceeding (or the threat thereof) upon receipt of a reasonably satisfactory undertaking by or on behalf of the indemnified Person to repay to the indemnifying Partner the amount of such expenses if it shall ultimately be determined that such Person is not entitled to the indemnification provided for under this Section 13.2.

         13.3 PROCEDURES. With respect to the indemnities provided above in this Section 13, an indemnified party shall, with respect to any claim made against such indemnified party for which indemnification is available, notify the indemnifying party in writing of the nature of the claim as soon as practicable but not more than ten days after the indemnified party shall have received notice of the assertion thereof before any court or governmental authority. The failure by an indemnified party to give notice as provided in the foregoing sentence shall not relieve the indemnifying party of its obligations under this Section except to the extent that the failure results in the failure of actual notice to the indemnifying party and the indemnifying party is damaged as a result of the failure to give notice. Upon receipt of notice by an indemnifying party from an indemnified party of the assertion of any such claim, the indemnifying party shall employ counsel reasonably acceptable to the indemnified party and shall assume the defense of such claim. The indemnified party shall have the right to employ separate counsel and to participate in (but not control) any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (a) the employment of counsel by the indemnified party has been authorized by the indemnifying party, (b) the indemnified party shall have been advised by its counsel in writing that there is a conflict of interest between the indemnifying party and the indemnified party in the conduct of the defense of such action (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party), or (c) the indemnifying party shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of such counsel shall be at the expense of the indemnifying party. An indemnifying party shall not be liable for any settlement of an action effected without its written consent (which consent shall not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such action. Whether or not the Partnership chooses to defend or prosecute a claim, each Partner shall, to the extent requested by the Partnership and at the Partnership's expense, cooperate in the prosecution or defense of such claim and shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may reasonably be requested in connection therewith.

         13.4 SURVIVAL. The provisions of this Section 13 shall survive the withdrawal of any Partner from the Partnership and the dissolution of the Partnership.

SECTION 14        REPRESENTATIONS

         Each Partner represents and warrants to the other Partners as follows:

         14.1 ORGANIZATION, STANDING, AND AUTHORITY. Such Partner is a partnership duly organized, validly existing, and in good standing under the laws of its state of organization. Such Partner has all requisite power and authority to execute and deliver this Agreement and the documents contemplated hereby, and to perform and comply with all of the terms, covenants, and conditions to be performed and complied with by it hereunder and thereunder.

         14.2 ABSENCE OF CONFLICTING AGREEMENTS. The execution, delivery, and performance of this Agreement by such Partner (with or without the giving of notice, the lapse of time, or both): (a) do not require the consent of any third party; (b) do not and will not conflict with any provision of the partnership agreement or other organizational document of such Partner; (c) do not and will not conflict with, result in a breach of, or constitute a default under, any law, judgment, order, ordinance, injunction, decree, rule, regulation, or ruling of any court or governmental instrumentality; and (d) do not and will not conflict with, constitute grounds for termination of, result in a breach of, constitute a default under, or accelerate or permit the acceleration of any performance required by the terms of, any agreement, instrument, license, or permit to which either such Partner or any of its Affiliates is a party or by which either such Partner or any of its Affiliates may be bound.

         14.3 CLAIMS AND LEGAL ACTIONS. There is no claim, legal action, counterclaim, suit, arbitration, governmental investigation or other legal, administrative, or tax proceeding, in progress or pending, or to the knowledge of such Partner, threatened, against or relating to such Partner or any of its Affiliates, and no order, decree, or judgment has been issued against such Partner or any of its Affiliates, that may impair such Partner's ability to perform and comply with all of the terms, covenants, and conditions to be performed and complied with by it under this Agreement.

SECTION 15        MISCELLANEOUS

         15.1 ACKNOWLEDGMENTS. Each Partner affirms and acknowledges that no representations, warranties, or statements have been made to it by any party to this Agreement other than those expressly set forth in this Agreement or any Restructuring Transaction Agreement and that, in entering into this Agreement, it has not relied upon anything done or said with respect to this Agreement or with respect to the relationship between the parties, other than as expressly set forth in this Agreement or any Restructuring Transaction Agreement.

         15.2 BILL FOR PARTITION. Each of the Partners covenants that neither it nor any Person claiming through or under it will file a bill for partition of the Partnership property.

         15.3 NOTICES. All notices and other communications hereunder shall be (a) in writing (except to the extent otherwise expressly provided hereunder);
(b) delivered by telecopy, by commercial overnight or same-day delivery service with all delivery costs paid by sender, or by registered or certified mail with postage prepaid, return receipt requested; (c) deemed given on the date and at the time shown on the telecopy confirmation of receipt (if delivered by telecopy), on the date and at the time (if recorded) of delivery by the commercial delivery service, as shown in the records thereof (if delivered by commercial overnight or same-day delivery service), or on the date shown on the return receipt (if delivered by registered or certified mail); and (d) addressed to the parties at their addresses specified on the signature page to this Agreement (or at such other address for a party as shall be specified by like notice).

         15.4 AMENDMENTS. This Agreement may not be amended nor shall any waiver, change, modification, consent, or discharge be effected, except by an instrument in writing signed by each Partner; provided that Advance/Newhouse hereby agrees to any amendments or modifications to this Agreement necessitated by (i) the distribution by TWE of its Partnership Interest to the partners of TWE (upon a liquidation of TWE otherwise permitted by Section 6.1), (ii) the incorporation of TWE pursuant to Article XIII of the TWE Partnership Agreement or otherwise or (iii) any other amendments altering the arrangements between TWE and Paragon, provided such amendments or modifications do not adversely affect Advance/Newhouse.

         15.5 WAIVERS AND FURTHER ASSURANCES; ENTIRE AGREEMENT. Any waiver of any terms or conditions of this Agreement shall be in writing and shall not operate as a waiver of any other breach of such terms or conditions or any other term or condition, nor shall any failure to enforce any provision of this Agreement operate as a waiver of such provision or of any other provision of this Agreement. Each of the Partners agrees to execute all such further instruments and documents and to take all such further action as the other Partners may reasonably require in order to effectuate the terms and purposes of this Agreement. The Partners agree that this Agreement, and the other Restructuring Transaction Agreements, and the other agreements expressly contemplated hereby or thereby constitutes the entire agreement between them with respect to the subject matter of the Partnership and supersedes all prior agreements and understandings between them as to such subject matter, and there are no restrictions, agreements, arrangements, or undertakings, oral or written, between the Partners relating to the Partnership which are not fully expressed or referred to herein or therein.

         15.6 SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the parties to this Agreement shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the greatest extent possible.

         15.7 SPECIFIC ENFORCEMENT; ATTORNEY'S FEES. The Partners agree that the remedy at law for damages upon violation of the terms of this Agreement would be inadequate because the Partnership Interests and the business of the Partnership are unique. Therefore, the Partners agree that the provisions of this Agreement may be specifically enforced by any court of competent jurisdiction, and each Partner and its respective transferees agree to submit to the jurisdiction of the court where any such action for specific performance is brought. If any Partner defaults in its performance of any of the terms and conditions of this Agreement and if, as a result of such default, a lawsuit seeking damages, specific performance, or any other remedy is filed by the other Partner, then, in that event, the prevailing party in such a lawsuit shall be entitled to obtain attorney's fees from the losing party in such amount as shall be determined by the court to be reasonable under the circumstances.

         15.8 COUNTERPARTS. This Agreement may be executed in counterparts each of which shall be deemed an original and all of which together shall constitute one and the same instrument, and in pleading or proving any provision of this Agreement, it shall not be necessary to produce more than one complete set of such counterparts.

         15.9 CAPTIONS; GENDER. Section headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement. Whenever used herein the singular number shall include the plural, the plural shall include the singular, and the use of any gender shall include all genders.

         15.10 GOVERNING LAW; VENUE; DISPUTES. This Agreement shall be governed by the internal laws of the State of New York. Any action, suit or proceeding shall be prosecuted as to any party hereto in the County of New York, State of New York.

         15.11 INTERPRETATION. In this Agreement, unless otherwise specified or where the context otherwise requires:

                  (a) a reference to a Recital is to the relevant Recital to this Agreement, to a Section is to the relevant Section of this Agreement and to an Exhibit is to the relevant Exhibit to this Agreement;

                  (b) words importing any gender shall include other genders;

                  (c) words importing the singular only shall include the plural and vice versa;

                  (d) the words "include", "includes" or "including" shall be deemed to be followed by the words "without limitation";

                  (e) the words "hereof", "herein", "hereunder" and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article, Schedule, clause and Exhibit references are to the Articles, Schedules, clauses and Exhibits to this Agreement unless otherwise specified;

                  (f) references to any Person or any other agreement or document shall include such Person's successors and permitted assigns;

         15.12 BINDING EFFECT. This Agreement shall bind and inure to the benefit of each of the Partners and their successors and permitted assigns.

         15.13 THIRD PARTIES. None of the provisions of this Agreement shall be for the benefit of, or enforceable by, any creditor of the Partnership or any Person other than a Partner.

         15.14 CONFIDENTIALITY. Each Partner agrees that it shall not, directly or indirectly, without the prior written consent of any other Partner, use for its own benefit (except as a Partner of the Partnership) or disclose to any Person any information, trade secrets, confidential customer information, patents, patent rights, technical data, or know-how relating to the products, processes, methods, equipment, or business practices of the Partnership, except
(a) to the extent any of the foregoing is or becomes available to the public other than as a result of disclosure by such Partner or any of its Affiliates or the directors, officers, employees, agents, advisors, and controlling persons of it or any of its Affiliates, (b) subject to the terms of an appropriate confidentiality agreement, as necessary to effect a transaction under Section 6,
(c) as may be required by law (including without limitation the federal and state securities laws and the rules and regulations of applicable stock exchanges or comparable market systems), and (d) as any Partner may disclose to its lenders, rating agencies, and business and financial advisors. If any Partner is required by applicable law or regulation or by legal process to disclose any of the foregoing, it will provide any other Partner with prompt notice thereof, to the extent practicable under the circumstances, to enable it to seek an appropriate protective order.

         15.15 LIABILITY OF PARTNERS. Except as set forth in any other Restructuring Transaction Agreement, no Partner shall have any liability for the debts or obligations of the Partnership owed to any other Partner or its Affiliates arising under this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                      ADVANCE/NEWHOUSE PARTNERSHIP
                                      5015 Campuswood Drive
                                      East Syracuse, New York  13057


                                      By: Advance Cable Holdings Corp.,
                                          General Partner


                                      By: /s/ Steven A. Miron
                                          -----------------------------------
                                          Name:  Steven A. Miron
                                          Title: President


                                      By: Newhouse Cable Holdings LLC,
                                          General Partner


                                      By: /s/ Steven A. Miron
                                          -----------------------------------
                                          Name:  Steven A. Miron
                                          Title: President


                                      TIME WARNER ENTERTAINMENT COMPANY, L.P.
                                      75 Rockefeller Plaza
                                      New York, New York  10019


                                      By: /s/ Robert D. Marcus
                                          -----------------------------------
                                          Name:  Robert D. Marcus
                                          Title: Senior Vice President


                                      PARAGON COMMUNICATIONS
                                      75 Rockefeller Plaza
                                      New York, New York 10019

                                      By: KBL COMMUNICATIONS, INC., as
                                          General Manager


                                      By: /s/ Robert D. Marcus
                                          -----------------------------------
                                          Name:  Robert D. Marcus
                                          Title: Senior Vice President